Mortgage Guaranty Insurance Corporation

Steven M. Thompson Vice President Risk Management

November 22, 2006

Ms. Ellen Kiernan	Ms. Clare O’Brien
Lehman Brothers Inc.	U. S. Bank National Association as Trustee for
745 7th Avenue	Structured Asset Securities Corporation
7th Floor	Mortgage Pass-Through Certificates, Series 2006-BC4
New York, New York 10019	60 Livingston Avenue
St. Paul, Minnesota 55107

RE:
Terms for MGIC Mortgage Insurance Coverage ("Coverage") on Approximately $181 Million in Principal Balance of Loans (the "Insurable Loans") to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4 (the "Trust")

Dear Ms. Kiernan and Ms. O’Brien:

Mortgage Guaranty Insurance Corporation ("MGIC") has reviewed the information provided by Lehman Brothers Inc. ("Lehman") concerning the Insurable Loans and is providing pricing and terms to issue lender-paid first lien Coverage under the Master Policy (as defined below) on the loans contained within the portfolio. This proposal is subject to the following terms and conditions:

1.	Portfolio Size. MGIC has identified the following Insurable Loans from the Final File (as defined below) submitted by Lehman:

Insurable Loans (Original LTV[1]>80)	$ Volume
681	$181,351,780.41

The actual size of the final portfolio of Insured Loans may be slightly smaller based on recent prepayments, delinquencies, and/or additional screening of loan eligibility.

_____________
[1]
For purposes of this letter, an Insurable Loan’s "Original LTV" means the ratio, expressed as a percentage, of the initial principal balance of the Insurable Loan at origination to the Value of the related Property at origination.

Mortgage Guaranty Insurance Corporation

2.
Loan Coverage. Lender-paid Coverage will be issued by MGIC on each Insurable Loan that meets the applicable Eligibility Criteria (as set forth in Section 10 below). The Coverage percent for an Insurable Loan is calculated as the Original LTV minus sixty percent (60%) divided by the Original LTV ratio, with the result rounded to the next highest whole number. Example:

Original LTV = 97.49 (expressed as a percentage)
Original LTV = .9749 (expressed as a ratio)

Coverage percentage = (97.49 - 60)/.9749) = 38.4552 = 39

3.
Premium. U.S. Bank National Association ("U.S. Bank"), solely in its capacity as Trustee, shall pay or direct the applicable Servicer to pay in arrears a nonrefundable monthly premium for the Coverage. Such premium shall be calculated at an annualized premium rate of 122 basis points applied to the unpaid principal balance of each Insured Loan determined as of the beginning of the prior calendar month. For purposes of this letter, "Insured Loan" means an Insurable Loan as to which Coverage under the Master Policy is issued by MGIC.

U.S. Bank as Trustee shall provide or direct the applicable Servicer to provide to MGIC on a monthly basis via computer file (in a mutually acceptable format), the unpaid principal balance, MGIC certificate number, lender loan number, and premium due for each Insured Loan.

The premium rate quoted in this paragraph does not include premium taxes that are required to be paid by the Insured in the States of Kentucky and West Virginia. The Final File includes Insurable Loans in the States of Kentucky and West Virginia. The tax rates generally range from 1.0% - 17% of the premium paid, and such rates shall be provided with respect to any Insured Loans on a loan-level basis to the Insured or its designee by MGIC and such amount shall be added to the payment of the premium paid to MGIC who will cause such tax to be paid.

With respect to all Insured Loans, Lehman represents and warrants that (a) the borrower will not be charged a separate or identified amount as payment or reimbursement for premiums for Coverage and that such premiums will be paid from funds of the Insured or persons other than the borrower, and (b) that the Coverage will either not be subject to the Homeowners Protection Act of 1998 or will be "lender paid mortgage insurance" thereunder. In addition, with respect to any Insured Loan secured by a Property in New York State for which, at the effective date of Coverage or at any time while the Master Policy is in effect for such Insured Loan, the ratio of the unpaid principal balance of such Insured Loan to the Value of the related Property at origination is less than 75%, Lehman represents and warrants that all premiums for Coverage will not be paid by the borrower, directly or indirectly, including, for example, by a higher interest rate or other charges. It is acknowledged that these representations and warranties are relied upon by MGIC in insuring such Insured Loans because they relate to the maintenance of Coverage of such Insured Loans under the Master Policy.

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

4.
Authority for Certain Information Access. MGIC maintains MGICLink Servicing, a proprietary automated system that permits electronic access to specified information about loans insured by MGIC. Parties to the Trust Agreement forming the Trust may, at some time, request access to loan-level information via MGIClink Servicing or other media with respect to the Insured Loans. The Insured acknowledges that such parties are authorized to access loan-level information through MGICLink Servicing or other means with respect to the Insured Loans until such time as the Insured notifies MGIC in writing to suspend or discontinue such access.

5.
Effective Date of Coverage. Coverage for all Insured Loans shall take effect as of November 1, 2006. The initial monthly premium shall be due on December 26, 2006 and monthly renewal premiums shall be due thereafter on the 25th day (or if that day is not a business day, the next business day) of each month while the Coverage is in effect.

Renewal payments are paid in arrears representing payment for coverage in the prior calendar month. For any loan that prepays in full between the 2nd and the end of that calendar month, a full month's premium payment will be due for that month representing the final premium due on such loan. If a loan is prepaid in full on the 1st day of a calendar month, no premium payments will be due for that month.

6.	Named Insured. U.S. Bank, solely in its capacity as Trustee, shall be the named insured under the Master Policy and all Certificates covering the Insured Loans.

7.
Bulk Certificate. MGIC will provide to the Insured one bulk insurance Certificate for all of the Insured Loans, together with a summary of the coverage information on a loan-by-loan basis in an electronic format and thereafter a Certificate Number for each Insured Loan. MGIC will not be obligated to issue individual Certificates for each Insured Loan.

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

8.
Restrictions on Cancellation and Assignment. The premium rate for the Insured Loans was calculated based upon a review of information pertaining to the Insurable Loans and a weighted average of the Current LTV of all Insurable Loans. Lehman and the Insured acknowledge that the terms of the Master Policy (as defined below), including the restrictions on cancellation and assignment, were relied upon by MGIC in establishing such premium rate. Lehman and the Insured also agree that the Coverage to be issued under the Master Policy is non-assignable except as provided for in the Master Policy.

For purposes of Section 3.6 in the Master Policy, MGIC approves assignment of coverage on an individual Insured Loan from the Trustee to Lehman or its affiliate in connection with an Insured Loan repurchased or substituted for by Lehman, and assignment of coverage on all Insured Loans as a group from the Trustee to any successor Trustee, provided, in each such case, that the Trustee promptly notifies MGIC of such assignment.

9.
Cancellation of Policy and Coverage of Insured Loans Upon Termination of Trust. Except as otherwise provided below, in the event that the Trust is terminated for any reason (a "Redemption"), or there are no longer any Insured Loans that are security for, or represented by, the Trust, the Master Policy and the Coverage of all Insured Loans under the Master Policy shall automatically be terminated effective upon such event, without further action being required by either the Insured or MGIC, and any Default on any Insured Loan existing at the time of such termination (other than Defaults for which a Claim had been filed prior to the date of such termination) and any future Default on an Insured Loan will not be covered under the Master Policy, nor will any refund of premium be paid. The Insured shall notify MGIC of such Redemption within thirty (30) days after it occurs.

Notwithstanding the foregoing, in the event of a Redemption, the Coverage on Insured Loans shall not automatically terminate and may be assigned to Lehman if, within sixty (60) days after the Redemption (a) all of the Loans then insured under the Policy, including, but not limited to, all such Loans then in Default are transferred to Lehman (which may include its affiliate or any successor to Lehman by virtue of merger or consolidation) and (b) MGIC is notified of such transfer.

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

Subsequent to any such transfer and assignment as described above, the Insured Loans may be transferred by Lehman (together with assignment by Lehman of the Coverage of the Insured Loans under the Policy) to no more than three Persons (each a "Subsequent Owner") provided that Lehman notifies MGIC within thirty (30) days after each such assignment. Insured Loans not so transferred shall remain insured with Lehman.

In the event of any such assignment to a Subsequent Owner, no further assignment of Coverage shall thereafter be allowed by MGIC to any future new transferee for any Insured Loan.

Upon any permitted assignment of Coverage, whether to Lehman or a Subsequent Owner, the new Insured will be subject to all of the terms and conditions of the Master Policy and any rights and defenses that MGIC may have since inception of the Coverage.

The Master Policy requires that premiums on all Loans be paid in order to maintain Coverage on any Insured Loan. Failure to pay premium on any Insured Loan, irrespective of who is the Insured, may result in the cancellation of Coverage under the Policy of all Insured Loans.

10.
Loan Eligibility Criteria. Under the Master Policy, "Eligibility Criteria" may be established on the Insured Loans by MGIC upon notice to the Insured. This letter will serve as such notice for purposes of the Master Policy and will apply to all Insured Loans. All Insured Loans must meet the following Eligibility Criteria as of the Certificate Effective Date or as of such other date as otherwise noted below:

a)	Section 32 (HOEPA) loans. No Insured Loan can be a loan which would be required to comply with Section 226.32 of the federal truth-in-lending regulations (commonly referred to as a "HOEPA loan").

b)
Compliance with Applicable Laws. For an Insured Loan, the originator, any lender or subsequent owner, any servicer, and any other Persons involved in the underwriting, processing, originating, or servicing of such Insured Loan, must have complied in all material respects with all applicable federal, state or other laws and regulations, including but not limited to any laws relating to fair lending or predatory lending practices, and such Insured Loan must comply with all of such laws and regulations.

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

c)
Delinquencies. For an Insured Loan, the Borrower must have made from the Borrower’s Own Funds (a) the first regular periodic payment and (b) all subsequent regular periodic payments with a scheduled due date earlier than the second day of the month immediately preceding the Certificate Effective Date. Section 4.2 of the Master Policy shall be deemed to be modified as provided in this clause 10. (c).

d)	Single Property. Insured Loans may be secured by only one Property.

e)
Property Type and Units. Insured Loans must be secured by 1-4 family residential properties located in the United States. Eligible property types include single-family detached and attached (including condominiums, PUDs that meet Fannie Mae or Freddie Mac requirements for PUDs, and cooperative housing).

f)
Properties with Physical Damage. No Insured Loan may be secured by a property which sustained Physical Damage at any time prior to the Certificate Issuance Date reflected on the face of the Certificate and for which the aggregate cost to repair all such Physical Damage to the property and restore such property to its condition at closing of such Insured Loan exceeds Five Thousand Dollars ($5,000.00) and for which such repair and restoration has not been completed as of the Certificate Issuance Date.

g)
Property Valuation. For an Insured Loan, the Value as represented on the Final File must have been obtained as the result of an appraisal as documented on the Universal Residential Appraisal Report or its equivalent and not as the result of an alternative valuation methodology such as an automated valuation model unless the use of such alternative evaluation methodology is disclosed in the Final File.

11.
Select Master Policy for Multiple Loan Transactions. All Coverage issued hereunder shall be subject to the terms and conditions of the MGIC Mortgage Guaranty Select Master Policy for Multiple Loan Transactions No. 22-590-4-3685 [MGIC form #71-70282 (2/06) with #71-70283 (2/05)] with Endorsement to Mortgage Guaranty Select Master Policy for Multiple Transactions (Limitation on Rescission, Cancellation and Denial) [#71-70285 (7/05)] (together, the "Master Policy").

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

12.
Application for Insurance. Lehman represents and warrants to MGIC that (a) each Insured Loan meets the Eligibility Criteria set forth in Section 10 above, and (b) all of the information in the Application is materially true, correct and accurate. For purposes of the Master Policy, the Application for an Insured Loan shall consist of only the following information provided to MGIC prior to MGIC’s issuance of Coverage on an Insured Loan:

a)	Name of the primary Borrower;
b)	Social security number of the primary Borrower;
c)	Address, city, state, and postal zip code of the Property;
d)	Loan note amount;
e)	Loan closing date;
f)	Loan balance as of Certificate Effective Date;
g)	Property Value; and
h)	Borrower’s debt-to-income ratio as calculated according to the guidelines of the originator of the Loan (the "DTI").

For purposes of Section 2.4 (a) (2) of the Master Policy with respect to Lehman’s representation of item 12(g) above, MGIC agrees that a provider of a valuation of the Property shall be conclusively deemed to have not made a misrepresentation concerning the making of the valuation of the Property used to determine the Property Value (the "Original Value") if the Value Difference is equal to or less than twenty percent (20%) of the Original Value. The Value Difference shall be the amount by which the Original Value of the Property exceeds the valuation determined by a retrospective appraisal of the Property as of the date of the Original Value (the "Retrospective Value") provided by an independent licensed appraiser selected by MGIC on a standard appraisal form in accordance with prevailing professional appraisal practices in effect at the time the Retrospective Value is determined. The Retrospective Value shall be based on the market conditions existing as of the date of the Original Value. In determining Retrospective Value, the Property shall be deemed to have been, as of such date, in average condition for properties of that age in the neighborhood in which the Property is located, unless the appraiser determining the Retrospective Value reasonably concludes, based on information sources and data (other than the valuation resulting in the Original Value) available to the appraiser, that the Property was in a different condition as of such date.

For purposes of Section 2.2 of the Master Policy with respect to item 12(h) above, MGIC agrees that the Borrower’s DTI as represented in the Application shall be conclusively deemed to have not been misrepresented if the DTI Difference is equal to or less than ten percentage points (for example, if the DTI as represented in the Application is 45 versus 55 when re-calculated). The DTI Difference shall be the amount by which the DTI represented in the Application is less than the Borrower’s debt-to-income ratio, as of the closing date of the Loan, as re-calculated by MGIC according to the guidelines of the originator of the Loan using information reasonably determined by MGIC to be accurate.

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

Except for information that is expressly identified above as being included in the Application for an Insured Loan or which relates to representations with respect to Eligibility Criteria, no other information provided to MGIC by Lehman or any other Person in connection with obtaining Coverage on an Insured Loan shall be considered to be included in the Application. MGIC acknowledges that (a) it may receive information about the Insured Loans that is not included in the Application and that does not relate to the Eligibility Criteria ("Supplemental Information"), but that such Supplemental Information shall not be considered to be relied upon by MGIC in issuing Coverage, (b) Lehman and the Insured shall not be deemed to have made any representation or warranty concerning such Supplemental Information, and (c) MGIC shall have no right to rescind or deny coverage for an Insured Loan resulting from any inaccuracy in such Supplemental Information.

13.
Limitations of Cancellations, Rescissions, and Denials. With respect to Section 2.13 of the Master Policy, the term "Rescission Amount" shall mean the dollar sum that is not paid by MGIC under the Master Policy as calculated below and as applicable to a Loan due to (i) cancellation or rescission of coverage on such Loan, or (ii) denial in whole or in part of a Claim on such Loan, on the basis of any of the provisions of the Master Policy referred to in Section 2.13 of the Master Policy. The term “Total Rescissions” shall mean, at any point in time, the total of all Rescission Amounts on all Loans insured under the Master Policy since the Effective Date of Coverage. The term “Rescission Cap” shall mean the amount to which MGIC will limit Total Rescissions, subject to the provisions and qualifications described below. For purposes of this agreement, the Rescission Cap shall be $221,250.

The Rescission Amount applicable to a Loan shall be calculated as follows:

a)
If a Claim is filed with respect to a Loan and coverage on the Loan is cancelled or rescinded or the Claim is denied in full, then the Rescission Amount shall be the lesser of (i) the allowable Claim Amount multiplied by the Coverage percentage, or (ii), if a sale of the Property has occurred, the Loss amount that would be paid; or

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

b)
If a Claim is filed with respect to a Loan and it is denied in part, then the Rescission Amount shall be the portion of the Loss that was denied and unpaid by MGIC on the basis of the provisions of the Master Policy referred to in Section 2.13 of the Master Policy; or

c)
If a Claim has not been filed with respect to a Loan, then the Rescission Amount shall be the unpaid principal balance of the Loan as of the date MGIC’s notice of such rescission to the Insured, multiplied by the Coverage percentage.

The Rescission Amount for a Loan shall be applied to Total Rescissions in its entirety until Total Rescissions equal the Rescission Cap. If the Rescission Amount for a Loan exceeds the difference between Total Rescissions and the Rescission Cap, then the Rescission Amount for such Loan shall be reduced to equal such difference, resulting in a partial Claim payment by MGIC for the portion of the Rescission Amount which exceeds the Rescission Cap. Once Total Rescissions equal the Rescission Cap, then MGIC shall not, from that point forward, cancel or rescind coverage on any Insured Loan or deny in whole or in part a Claim on any Insured Loan on the basis of any of the provisions of the Master Policy referred to in Section 2.13. However, in the event that a rescission or denial of any Loan is reversed in part or in whole, the portion of the Rescission Amount for such loan which is reversed and paid by MGIC shall reduce Total Rescissions accordingly and MGIC may again exercise its rights to rescind or deny coverage under the Master Policy until such time as Total Rescissions again equal the Rescission Cap.

14.
Standards for Calculation of Claim Adjustments. Under the terms of the Master Policy, MGIC is entitled to reduce or deny an amount submitted for Claim settlement (including interest and expenses) in certain circumstances, such reduction or denial being an “Adjustment”. Adjustments are not subject to the limitations provided for in Section 2.13 of the Master Policy. MGIC recognizes three types of Adjustments which are independent of each other and which will be made according to the following standards:

a)
Reductions for Physical Damage or Environmental Conditions. These are Adjustments as provided for in Sections 4.7 and 4.8 of the Master Policy representing the cost of (i) restoring the Property as a result of Physical Damage or (ii) remedying pre-existing Environmental Conditions. MGIC will make no Adjustments resulting from Physical Damage and Environmental Conditions if the total of such Adjustments on an Insured Loan is equal to or less than $10,000.

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

b)
Curtailments. A Curtailment is an Adjustment that is not subject to Section 2.13 of the Master Policy and that: (i) is associated with the Insured or servicer having breached its obligations under the Master Policy as determined under Section 4.12 (c) or under law, or (ii) represents an exclusion from Coverage under Section 4 (other than 4.2, 4.3, 4.9, and 4.11), or (iii) is an express remedy for a breach stated in the Policy. MGIC will make no Curtailments if the gross cumulative amount of all Curtailments on an Insured Loan is an amount that is equal to or less than five percent (5%) of the unpaid principal balance of the Insured Loan that is includable in the Claim Amount.

c)
Corrections. A correction is an Adjustment to an amount as submitted on a Claim to (i) remedy a mathematical, typographical or other obvious error; (ii) exclude an item which is not covered under the Master Policy; or (iii) reduce the amount of an item that is in excess of what is allowed under the Policy. MGIC will not apply a minimum adjustment standard to corrections.

15.
Final File. Lehman will deliver to MGIC a final data file for the loan portfolio described in Section 1 (in a form mutually agreed to by the parties) (the "Final File") of Insurable Loans that meet the Eligibility Criteria. The Final File may include Supplemental Information, but, as provided above, such Supplemental Information shall not be considered to be information included in the Application for an Insured Loan or relied upon by MGIC in issuing Coverage on an Insured Loan.

16.
Servicing of Insured Loans under the Master Policy. Lehman and the Insured acknowledge that under Section 3.4 of the Master Policy if there is a change of Servicer, Coverage of an Insured Loan continues only if the new Servicer is approved by MGIC, and that under Section 4.5 of the Master Policy a Claim occurring on an Insured Loan when the Servicer for such Insured Loan is not approved by MGIC is excluded from Coverage under the Master Policy.

17.
Accuracy of Information and Representations and Warranties and Covenants. Lehman acknowledges and agrees that (a) the mortgage loan information for each Insurable Loan included in the Application and provided to MGIC prior to issuance of Coverage is material to MGIC’s decision as to whether to issue such Coverage on such Insurable Loan, and (b) MGIC is relying on such information in issuing such Coverage on such Insurable Loan.

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

It is understood that information relating to the Insured Loans will be delivered to MGIC by electronic format, and that MGIC will not individually underwrite each Insured Loan to determine whether information included in the Application is true, correct and accurate and whether the Insured Loans meet the Eligibility Criteria. In extending this offer to insure, MGIC is relying on the truth and accuracy of the information in the Application and Lehman’s representation as to compliance with the Eligibility Criteria relating to the Insured Loans. The submission of inaccurate information in the Application which, in MGIC's reasonable judgment, is material to the acceptance or pricing of the risk with respect to any Insured Loan or failure to comply with Eligibility Criteria for an Insured Loan, may result in rescission or cancellation of Coverage on the affected Insured Loan, with a refund of all premium paid with respect thereto. MGIC has no obligation to insure loans which do not meet the requirements of this letter.

For purposes of the Master Policy, all of the representations and warranties and other covenants of Lehman in this letter will be considered to be made on behalf of the Insured under the Master Policy, and the representations and warranties of the Insured in Section 2.2 of the Master Policy shall be deemed to have been made by Lehman on behalf of the Insured. However, MGIC's rights and remedies for a breach thereof shall be limited to MGIC's rights and remedies under the Master Policy and no other rights or remedies of MGIC shall be implied or created by this letter.

18.	Notices. Copies of all notifications which are addressed to the Insured shall be sent to the attention of:

Clare O’Brien, Vice President
U.S. Bank N.A.
1 Federal Street 3rd Floor
Boston, Massachusetts 02110

19.
Counterparts and Facsimile Signatures. This letter agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together will constitute but one agreement, and will become effective when each party has executed one or more counterparts and delivered same to the other parties. This letter agreement may also be executed by facsimile signatures, which will be as effective as original signatures. All capitalized terms in this letter, unless defined herein, shall have the respective meanings as set forth in the Master Policy.

It is acknowledged that although U.S. Bank has executed this letter prior to its becoming Trustee for the benefit of the holders of the Trust, its execution hereof only will become effective as of the date it becomes Trustee.

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

If the foregoing terms and conditions accurately reflect the agreement among MGIC, Lehman and U.S. Bank as Trustee, as the Insured, please acknowledge this letter as your request for insurance of the Insured Loans and your acceptance of its terms by signing it in the space provided below at your earliest convenience.

In order for this letter to be binding on MGIC, it must be signed and returned to me within 30 days subsequent to the date of this letter, and the Master Policy must be issued no later than 60 days subsequent to the date of this letter.

Please call me if you have any questions.

Sincerely,

/s/ Steven M. Thompson
Steven M. Thompson
Vice President, Risk Management

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Mortgage Guaranty Insurance Corporation

The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Lehman Brothers Inc. and by U.S. Bank National Association as Trustee for the Trust.

LEHMAN BROTHERS INC.

By:   /s/ Ellen V. Kiernan                        Dated:  11/30/06

Name: Ellen V. Kiernan

Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE FOR THE STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-BC4

By:   /s/ Diana J. Kenneally                      Dated:  11/30/06

Name: Diana J. Kenneally

Title: Assistant Vice President

Terms for MGIC Mortgage Insurance Coverage on Loans to be included in the Trust known as the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4
2006-10-85.1

Table of Contents
Mortgage Guaranty Select Master Policy for Multiple Loan Transactions

1	Definitions

1.1	Application
1.2	Appropriate Proceedings
1.3	Borrower
1.4	Borrower's Own Funds
1.5	Borrower's Title
1.6	Certificate
1.7	Certificate Effective Date
1.8	Certificate Number
1.9	Certificate Schedule
1.10	Claim
1.11	Claim Amount
1.12	Collateral
1.13	Conveyance of Title
1.14	Default
1.15	Eligibility Criteria
1.16	Environmental Condition
1.17	Good and Merchantable Title
1.18	Insured
1.19	Loan
1.20	Loan File
1.21	Loss
1.22	Original LTV
1.23	Per Loan Loss Percentage
1.24	Perfected Claim
1.25	Person
1.26	Physical Damage
1.27	Policy
1.28	Possession of the Property
1.29	Primary First Layer Policy
1.30	Property
1.31	Residential
1.32	Security
1.33	Servicer
1.34	Settlement Period
1.35	Value

2	Obtaining Coverage and Payment of Premiums

2.1	Obtaining Coverage
2.2	Representations of the Insured
2.3	Company's Remedies for Misrepresentation
2.4	Incontestability for Certain Misrepresentations
2.5	Initial Premium and Term of Coverage
2.6	Renewal of Certificate and Termination for Non-Payment of Renewal Premium
2.7	Special Procedures for Receipt and Deposit of Initial and Renewal Premiums
2.8	Cancellation by the Insured of a Certificate
2.9	Cancellation of Policy
2.10	Cancellation of Policy and Coverage of Loans Upon Termination of Security or Removal of Loans from Security

Form #71-70283 (2/05)
Page i

2.11	Refund of Premium for Certain Circumstances
2.12	Post Underwriting Review and Copies of Loan Files

3	Changes in Various Loan Terms, Servicing and Insured; Coordination and Duplication of Benefits

3.1	Loan Modifications
3.2	Open End Provisions
3.3	Assumptions
3.4	Servicing
3.5	Change of Insured of this Policy
3.6	Assignment of Coverage of a Loan under this Policy
3.7	Coordination and Duplication of Insurance Benefits
3.8	Indebtedness and Liens with Respect to Collateral

4	Exclusions From Coverage

4.1	Balloon Payment
4.2	Effective Date
4.3	First Payment Default
4.4	Incomplete Construction
4.5	Fraud, Misrepresentation and Negligence
4.6	Non-Approved Servicer
4.7	Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)
4.8	Pre-Existing Environmental Conditions
4.9	First Lien Status
4.10	Payment of the Full Benefit of the Primary First Layer Policy
4.11	Non-Eligible Loans
4.12	Breach of the Insured's Obligations or Failure to Comply with Terms

5	Conditions Precedent to Payment of Claim

5.1	Notice of Default
5.2	Monthly Reports
5.3	Company's Option to Accelerate Filing of a Claim
5.4	Voluntary Conveyance
5.5	Appropriate Proceedings
5.6	Mitigation of Damages
5.7	Advances
5.8	Claim Information and Other Requirements
5.9	Acquisition of Borrower's Title Not Required
5.10	Sale of a Property by the Insured Before End of Settlement Period
5.11	Foreclosure Bidding Instructions Given by the Company
5.12	Effect of Unexpired Redemption Period on Payment of a Claim
5.13	Collection Assistance

6	Loss Payment Procedure

6.1	Filing of Claim
6.2	Calculation of Claim Amount
6.3	Payment of Loss; Company's Options
6.4	Claim Settlement Period
6.5	Payment by the Company After the Settlement Period
6.6	Discharge of Obligation

Form #71-70283 (2/05)
Page ii

7	Additional Conditions

7.1	Proceedings of Eminent Domain
7.2	Pursuit of Deficiencies
7.3	Subrogation
7.4	Policy for Exclusive Benefit of the Insured
7.5	Effect of Borrower Insolvency or Bankruptcy on Principal Balance
7.6	Arbitration of Disputes; Suits and Actions Brought by the Insured
7.7	Release of Borrower; Defenses of Borrower
7.8	Amendments; No Waiver; Rights and Remedies; Use of Term "Including"
7.9	No Agency
7.10	Successors and Assigns
7.11	Applicable Law and Conformity to Law
7.12	Notice
7.13	Reports and Examinations
7.14	Electronic Media

Form #71-70283 (2/05)
Page iii

Terms and Conditions

1	Definitions

1.1
Application means only those documents, materials, statements, representations, warranties, data and information (a) identified as being included in the Application in a notice to the Insured by the Company prior to the issuance of coverage on the applicable Loan, and (b) submitted to the Company by or on behalf of the Insured in connection with the Insured's request for insurance under this Policy, irrespective of the Person or Persons who prepared same.

1.2	Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

(a)
Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

(b)	Enforcing the terms of the Loan as allowed by the laws where the Property is located or those laws affecting either the Loan or, if applicable, the Collateral; or

(c)
Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

(d)	Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3	Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4
Borrower's Own Funds means any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

1.5
Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title as conveyed to the Insured may be, but need not be, the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.6
Certificate means the document issued by the Company pursuant to this Policy extending the coverage indicated therein to one or more Loans as listed on a Certificate Schedule. A Certificate may take the form, without limitation, of a facsimile, electronic computer file, or other agreed-upon data interchange medium. As used in this Policy, the term "Certificate” shall mean the Certificate and the Certificate Schedule attached thereto and listing the Certificate Number assigned to each Loan to which coverage is extended.

1.7	Certificate Effective Date means 12:01 a.m. on the date upon which coverage of a Loan under this Policy begins, as specified in the Certificate.

1.8	Certificate Number means the identification number issued by the Company for a Loan to which coverage is extended as shown on the Certificate Schedule for such Loan.

1.9	Certificate Schedule means a list of Loans to which coverage has been extended under this Policy, and which is attached to the Certificate.

Form #71-70283 (2/05)

1.10	Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.11	Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.12	Collateral means

(a)	the stock or membership certificate issued to a tenant-stockholder or resident-member by a completed fee simple or leasehold cooperative housing corporation; and

(b)
the proprietary lease relating to one (1) unit in the cooperative housing corporation executed by such tenant-stockholder or resident-member and any other rights of such stockholder or member relating to any of the foregoing.

1.13	Conveyance of Title means the transfer of title to the Property through

(a)	voluntary conveyance to the Insured of Borrower's Title;

(b)	Appropriate Proceedings or exercise of rights of redemption; or

(c)	approved sale of the Property.

1.14	Default means the failure by a Borrower

(a)	to pay when due any monthly or other regular periodic payment under the terms of a Loan; or

(b)
to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due-on-sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings.

Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly or other regular periodic payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default” if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.15
Eligibility Criteria means the requirements established by the Company for the insurability of a Loan under this Policy and of which the Company has notified the Insured prior to issuance of the Policy.

1.16
Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, poisoning, or mold, contamination or pollution of the Property or of the earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance” as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste” or "Regulated Substance” as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law. Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

Form #71-70283 (2/05)

1.17
Good and Merchantable Title means title to a Property (or, with respect to the Collateral securing a Loan, the title to both the Collateral and the Property), free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

(a)	Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

(b)
Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed;

(c)
With respect to Collateral, a first mortgage lien on the entire real estate owned by the cooperative housing corporation which has been disclosed to the Person originating the Loan secured by the Collateral; and

(d)
Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof (or, if applicable, the transferability or sale of the Collateral) to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.18	Insured means:

(a)	the Person designated on the face of this Policy; or

(b)	any Person to whom coverage has been assigned as permitted by Sections 3.5 or 3.6 resulting in a change in the Insured named on a Certificate for a Loan in accordance with this Policy.

1.19
Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.20
Loan File means, with respect to a Loan, copies of all documents and information (irrespective of form or medium) created or received by any Person in connection with the origination or closing of the Loan, including the Borrower's loan application, purchase contract, appraisal or other evidence of valuation, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

1.21
Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.22	Original LTV means the ratio of the principal balance of a Loan at its origination to the Value of the Property.

Form #71-70283 (2/05)

1.23	Per Loan Loss Percentage means the indicated percentage as set forth for a Loan on the applicable Certificate.

1.24
Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.25	Person means any individual, corporation, partnership, association or other entity.

1.26
Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.27	Policy means this contract of insurance and all Applications, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.28
Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition, or in the case of a Loan secured by Collateral, subject to the terms of the proprietary lease from the cooperative housing corporation.

1.29
Primary First Layer Policy means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae”), or the Federal Home Loan Mortgage Corporation ("Freddie Mac”), which for a Loan provides coverage (a) in at least the coverage percent set forth for such Loan on the applicable Certificate, (b) that is issued under a form of policy issued by such company, approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable, and (c ) that is maintained in full force and effect until cancellation thereof is required under applicable law. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary First Layer Policy under which it obtains coverage.

1.30
Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions. In the case of a Loan secured by Collateral, Property means the Residential real property, including all improvements thereon, which is owned by the cooperative housing corporation, and which is leased to the Borrower who holds an ownership or membership interest in such cooperative housing corporation, which lease and interest secure the related Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all replacements or additions to any of the foregoing.

For purposes of this Policy, wherever the term "Property” is used in reference to the stock or membership certificate, the lease, or any other asset or right related thereto (but not the physical condition or structure of the Property), it shall be deemed to be changed to "Collateral”, including for purposes of provisions relating to foreclosure, Appropriate Proceedings, or redemption; acquisition of title or other status of title, lien or ownership (including Borrower's Title and Good and Merchantable Title); or acquisition, disposition or Conveyance of Title by any Person.

1.31
Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development. In the case of a cooperative housing corporation, Residential means a type of building or a portion thereof which is designed for occupancy by more than one family, with ownership by a cooperative housing corporation.

Form #71-70283 (2/05)

1.32	Security means a bond, certificate or other security instrument for which a Loan is security or in which a Loan is otherwise included and which is identified on the face of this Policy.

1.33
Servicer means that Person acting on behalf of the Insured of a Loan (or on behalf of the Insured's designee, if any) to service the Loan. The Servicer acts as a representative of the Insured of the Loan (and the Insured's designee, if any) and will bind the Insured and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. For purposes of the Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified. References in this Policy to a Servicer's obligations will not be construed as relieving the Insured or its designee of responsibility for the Servicer's performance.

1.34
Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of the which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.35
Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or the value of the Property as determined from an appraisal or other method of valuation, as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2	Obtaining Coverage and Payment of Premiums

2.1
Obtaining Coverage - This Policy shall extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is accepted for insurance by the Company, as evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Application to the Company and notify the Company of the Servicer of the Loan, all of which must be acceptable to the Company. If all applicable requirements are satisfied, extension of coverage to a Loan under this Policy shall be evidenced by issuance of a Certificate Number on the Certificate Schedule.

2.2	Representations of the Insured - The Insured represents that:

(a)
all statements made and information provided to the Company in the Application (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

(b)	all statements made and information in the Application when provided to the Company are not false in any material respect as of the date provided; and

(c)
the Loan complies with the Eligibility Criteria, if any, applicable to the Loan. For purposes of this subparagraph (c), Section 2.4 of this Policy shall not apply to a determination as to whether a Loan complies with the Eligibility Criteria.

The foregoing representations will apply to all statements and information provided to the Company in the Application, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.
Form #71-70283 (2/05)

It is understood and agreed that such statements and information in the Application in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer or provide coverage of the related Loan; the Company issues the related Certificate in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company.

2.3
Company's Remedies for Misrepresentation - Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false with respect to a Loan, the Company will have, at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage for such Loan under the Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums for such Loan retroactively to such applicable date.

2.4
Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

(a)    The misrepresentation must not have been:

(1)	knowingly made, or knowingly participated in, by

(i)	the Insured or any other Person which originated the Loan;

(ii)	a correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

(iii)	an escrow or closing agent, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction; or

(2)   made, whether or not knowingly, by an appraiser, provider of an automated valuation model, or any other Person providing a valuation of the Property that is used in underwriting, processing or originating the Loan and that is submitted to the Company for the purpose of establishing the Value of the Property.

(b)
This Section 2.4 shall not be construed to limit the applicability of Section 4.5(b) to a misrepresentation which is subject to this Section 2.4, except to the extent otherwise agreed to in writing by the Company and the Insured.

(c)	The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5
Initial Premium and Term of Coverage - Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan. Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.

Form #71-70283 (2/05)

2.6
Renewal of Certificate and Termination for Non-Payment of Renewal Premium - The Insured is obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.7 of this Policy. The entire premium for all Loans (including all Loans then in Default) must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered. If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any future Defaults on any of the Loans will not be covered under this Policy.

If the applicable premium on a Loan in Default has been paid for a renewal term following the renewal term during which such Default occurred, and if such Default is not cured and results in a Claim, such premium paid shall be refunded in connection with the settlement of the Claim. If such premium on such Loan in Default is not paid, coverage on such Loan shall be cancelled retroactive to the date through which the premium has been paid, but a Claim resulting from a Default which occurred before the date through which the applicable premium has been paid shall be covered, subject to the terms and conditions of this Policy.

2.7
Special Procedures for Receipt and Deposit of Initial and Renewal Premiums - The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage of all Loans (including all Loans then in Default) will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8
Cancellation by the Insured of a Certificate - Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan (and to pay corresponding premiums for continuation of such coverage for each month or partial month coverage is in effect) unless or until (a) the Loan is paid in full or (b) the ratio of the outstanding principal balance of the Loan to the Value (as defined in Section 1.35 of this Policy) of the Property securing the Loan is at least five (5) percentage points less than the Original LTV minus the product of the Per Loan Loss Percentage and the Original LTV for such Loan under this Policy or (c) otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written notification in the case of (a) or (b) above or a written request in the case of (c) above. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

2.9
Cancellation of Policy - Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Certificates immediately upon written notice of cancellation of this Policy. However, Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

Notwithstanding the foregoing, at the Insured's option, the Insured may cancel coverage on all, but not less than all, Loans (which must include all Loans in Default), if the financial strength rating of the Company is either withdrawn or downgraded below “AA-“ by Standard & Poor's Rating Services or “Aa3” by Moody’s Investors Service. Upon cancellation of this Policy as provided herein, no refund of premium will be paid and the Company shall have no liability for any Default existing at the time of cancellation other than Defaults on Loans for which a Claim had been filed in accordance with Section 6.1 of this Policy prior to the date of cancellation of coverage.
Form #71-70283 (2/05)

2.10	Cancellation of Policy and Coverage of Loans Upon Termination of Security or Removal of Loans from Security - Except as otherwise specified below, in the event that

(a)
the bonds, certificates or other security instruments designated or referred to in this Policy as the Security are redeemed, paid in full, cancelled or otherwise terminated, or the trust created in connection with the issuance of the Security is terminated for any reason (individually, a "Redemption"), or

(b)	there are no longer any Loans that are security for, or represented by, the Security,

this Policy and the coverage of all Loans under this Policy shall automatically be terminated without further action being required by either the Insured or the Company, and the Company shall have no liability for any Default existing at the time of cancellation, other than Defaults on Loans for which a Claim had been filed in accordance with Section 6.1 of this Policy prior to the date of termination of coverage.

The Insured shall notify the Company within thirty (30) days after the occurrence of either (a) or (b) above. The provisions of this Section 2.9 shall control, notwithstanding the right of the Insured to cancel coverage on some or all of the Loans and the exercise of such right by the Insured. No refund will be paid upon cancellation of this Policy and coverage of Loans under this Section 2.9.

Notwithstanding the foregoing, coverage of Loans insured under this Policy shall not automatically terminate in the event of a Redemption, if a change of Insured for all, but not less than all, of the Loans then insured under this Policy, is requested by the Insured and approved by the Company as provided for in Section 3.5 within thirty (30) days after the effective date of the Redemption.

2.11
Refund of Premium for Certain Circumstances - If, because of a provision in Sections 2, 3, or 4 (other than Sections 4.4, 4.7, or 4.8), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

2.12
Post Underwriting Review and Copies of Loan Files - The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data pertaining to or in connection with Loans insured under this Policy prepared or maintained by or in the possession of the Insured or of the Servicer, or which the Insured or the Servicer has a legal right to obtain. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review.

In addition, either in connection with such review or separately, the Company will have the right upon ninety (90) days prior written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional ninety (90) day period. If for any reason the Insured fails to provide a copy of a Loan File within the additional ninety day period, then, at the Company's option, the Company will have the right to cancel coverage for the Loan if, in the Company's reasonable judgment, any portion of the Loan File not provided would be relevant to the Company's assessment or assertion of its rights and defenses under this Policy.
Form #71-70283 (2/05)

3	Changes in Various Loan Terms, Servicing, and Insured; Coordination and Duplication of Benefits

3.1
Loan Modifications - Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2
Open End Provisions - The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3
Assumptions - If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4
Servicing - If the servicing rights for a Loan are sold, assigned or transferred by the Insured, coverage of the Loan hereunder will continue provided that prior written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company in advance of such sale, assignment, or transfer, which approval shall not be unreasonably withheld.

3.5
Change of Insured of this Policy - Change of Insured of this Policy shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for this Policy.

3.6
Assignment of Coverage of a Loan under this Policy - Assignment of coverage of a Loan shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If the Company approves the assignment, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Coverage for any Person becoming an Insured pursuant to this Section 3.6 shall be subject to all of the terms, conditions, and exclusions contained in this Policy and to all defenses to coverage available to the Company against the original Insured.

3.7
Coordination and Duplication of Insurance Benefits - The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

3.8	Indebtedness and Liens with Respect to Collateral - The Insured shall not consent to or approve, without the prior written approval of the Company:

(a)
a lien on the entire real estate or the Property that is owned by a cooperative housing corporation, other than that indebtedness secured by a first mortgage lien or other liens disclosed to the Person originating the Loan secured by the Collateral; or

(b)	a modification or termination of any rights of the Insured to exercise its consent or approval respecting the matters described in (a).

4	Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:
Form #71-70283 (2/05)

4.1	Balloon Payment - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan:

(a)	as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and

(b)	which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment").

This exclusion will not apply:

(1)	if the Insured or other Person acting on behalf of the Insured offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which

(A)	constitutes a first lien,

(B)	is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1),

(C)	is in an amount not less than the then outstanding principal balance,

(D)	has no decrease in the amortization period, and

(E)	is offered regardless of whether the Borrower is then qualified under the Insured's underwriting standards, or whether the Borrower accepts such offer, or

(2)
if the Loan has an original term to maturity of fifteen (15) or more years from the first due date thereunder and equal monthly payments (except for the related balloon payment) that otherwise would fully amortize the principal of the Loan over thirty (30) years and pay interest at the applicable interest rate.

4.2
Effective Date - Unless otherwise agreed in writing by the Company, any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3
First Payment Default - Unless otherwise agreed in writing by the Company, any Claim arising from a Default due to the failure of the Borrower to have made or to make the first regular periodic payment on the Loan from the Borrower's Own Funds.

4.4
Incomplete Construction - Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the valuation of the Property at origination of the Loan was based.

4.5	Fraud, Misrepresentation and Negligence -

(a)
Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured or the Servicer with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b)
Any Claim where there was negligence by the Servicer, which (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

Form #71-70283 (2/05)

4.6	Non-Approved Servicer - Any Claim arising from a Loan for which the Servicer, at time of Default or thereafter, is not approved by the Company as described in Section 3.4..

4.7
Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) - Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.8 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

(a)
This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

(b)	This exclusion will apply only if such Physical Damage occurred or manifested itself:

(i)	prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or

(ii)
prior to the filing of the Claim and was the most important cause of the Claim and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient for the Property to be in the same condition (except for reasonable wear and tear) as it was in as of the Certificate Effective Date.

(c)
The exclusion resulting from paragraph (b)(i) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date. In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

(d)
For purposes of this Section 4.7, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law, and chattel items affixed to the real property and identified in the appraisal or other valuation of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

(e)
Cost estimates relied upon by the Company in connection with this Section 4.7 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.8
Pre-Existing Environmental Conditions - Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

(a)
This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

(b)	This exclusion will apply only if such Environmental Condition

(i)	was a principal cause of the Default, and

(ii)
has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

Form #71-70283 (2/05)

4.9
First Lien Status - Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10
Payment of the Full Benefit of the Primary First Layer Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary First Layer Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary First Layer Policy (irrespective of the reason or cause, including insolvency of the Primary First Layer Policy insurer or failure of the Insured to maintain the Primary First Layer Policy or to comply with the terms and conditions of the Primary First Layer Policy).

4.11	Non-Eligible Loans - Any Claim on a Loan that did not meet the Eligibility Criteria applicable to the Loan.

4.12	Breach of the Insured's Obligations or Failure to Comply with Terms - Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with:

(a)	the terms of this Policy (in any case where there is no exclusion from coverage or express remedy for such breach or noncompliance under this Policy), or

(b)	its obligations as imposed by operation of law, and

(c)	if such breach or failure in (a) or (b):

(i)	materially contributed to the Default resulting in such Claim;

(ii)	increased the Loss, provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount; or

(iii)	resulted from a breach of the Insured's obligations under Section 5.8, irrespective of whether such breach contributed to the Default resulting in such Claim or increased the Loss.

5	Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1	Notice of Default - The Insured must give the Company written notice:

(a)	Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

(b)	Within ten (10) days of either:

(i)	the date when the Borrower becomes four (4) months in Default on the Loan; or

(ii)	the date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.
Form #71-70283 (2/05)

5.2
Monthly Reports - Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3
Company's Option to Accelerate Filing of a Claim - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within thirty (30) days after notice from the Company. The Company will then make a payment of Loss in accordance with the per loan loss percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be included in the Claim Amount under this Section 5.3 after the date that the accelerated Claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan. If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4
Voluntary Conveyance - The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5
Appropriate Proceedings - The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

(a)	diligently pursue the Appropriate Proceedings once they have begun;

(b)	apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

(c)
upon request by the Company in writing, furnish the Company with the Loan File (whether or not the Insured is the originator of the Loan), the payment and collection history from the servicing file since the inception of coverage of such Loan under this Policy, and copies of all notices and pleadings filed or required in the Appropriate Proceedings;

(d)
act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

(e)
when requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount as computed under Section 6.2 at least fifteen (15) days before the foreclosure sale.

Form #71-70283 (2/05)

5.6
Mitigation of Damages - The Insured must take appropriate actions to mitigate the Loss. Accordingly, in order to comply with this provision, the Insured's obligations include collecting amounts due under the Loan and offering to any Borrower who has the ability and desire to cure the Default, a repayment plan, a forbearance plan, or a loan modification or other loan workout plan. A loan modification shall not be required if such Loan is subject to REMIC rules and the loan modification would make the Loan non-qualified under REMIC rules. In the event such efforts fail to cure the Default, the Insured must use its best efforts to effectuate the early disposition of the Property.

The Company shall be entitled at its sole discretion to actively direct any such mitigation efforts. Such direction may be general or applicable only to specific Loans. The Company must administer this Policy in good faith.

5.7	Advances - The Insured must advance:

(a)	normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

(b)
reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

(c)	reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8	Claim Information and Other Requirements - The Insured must provide the Company with:

(a)	a completed form furnished by or acceptable to the Company for payment of a Claim;

(b)
unless previously provided under Section 5.5(c), the Loan File which is the subject of the Claim (whether or not the Insured is the originator of the Loan), the payment and collection history from the servicing file since the inception of coverage of such Loan under this Policy;

(c)
if the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance;

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8 (d)(ii) below that it has acquired Good and Merchantable Title to the Property;

(d)	if the Property is being acquired by the Company:

(i)	a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

(ii)
a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

Form #71-70283 (2/05)

(iii)	Possession of the Property, but only if the Company has required such Possession in writing;

(e)	access to the Property, pursuant to the terms and conditions of Section 6.4(b), if requested by the Company under such Section;

(f)
a copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary First Layer Policy, if applicable, and other information related to such Primary First Layer Policy as the Company may reasonably request; and

(g)	all other information and documentation reasonably requested by the Company.

5.9
Acquisition of Borrower's Title Not Required - The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10	Sale of a Property by the Insured Before End of Settlement Period -

(a)
The Insured must submit to the Company any offer to purchase a Property which is acceptable to the Insured until such time as a Claim is settled under this Policy. Upon such submission, the Company must then promptly notify the Insured that it will either approve or not approve such offer. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

(b)	If an approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by:

(i)	paying the per loan loss percentage guaranty option as calculated under Section 6.3(b), or

(ii)
paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

(c)	The following provisions shall apply to offers submitted to the Company under this Section 5.10:

(i)
At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer, direct the marketing of the Property, or require any expenditures by the Insured for restoration of the Property as a condition to its approval.

(ii)
If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company are acceptable to the Insured, the Loss payable shall be computed as determined below. If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

Form #71-70283 (2/05)

(iii)	If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of:

(A)	the actual net amount as calculated below, or

(B)	the per loan loss percentage guaranty option under Section 6.3(b) without regard to a sale of the Property.

The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property, and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property. The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds. For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (iii) or as otherwise approved by the Company.

(iv)
The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

(v)
If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release information regarding the marketing and physical condition of the Property to the Company.

5.11
Foreclosure Bidding Instructions Given by the Company - Unless otherwise directed by the Company, the Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

(a)
The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten percent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

(b)	The maximum amount shall not exceed the greater of

(i)	the fair market value of the Property as determined under subparagraph (a) above, or

(ii)	the estimated Claim Amount less the amount which the Company would pay as the per loan loss percentage guaranty option under Section 6.3(b).

(c)
For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.
Form #71-70283 (2/05)

5.12
Effect of Unexpired Redemption Period on Payment of a Claim - If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its per loan loss percentage guaranty option in Section 6.3(b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13
Collection Assistance - If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6	Loss Payment Procedure

6.1	Filing of Claim -

(a)	The Insured shall file a Claim under this Policy after, but no later than sixty (60) days following, the later of

(i)	Conveyance of Title to the Property, or

(ii)	if applicable, the settlement of a claim under the Primary First Layer Policy.

(b)
If the Insured fails to file a Claim within the period of time required under paragraph 6.1(a) above, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

(c)
If the Insured fails to file a Claim within eighteen (18) months following the Conveyance of Title, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy.

Once a Claim has been filed, if the Insured fails to satisfy the requirements for a Perfected Claim within one hundred eighty (180) days after such filing (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2	Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to:

the sum of:

(a)	the amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

(b)
the amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

Form #71-70283 (2/05)

(c)	the amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or their other internal costs) provided that:

(i)
Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

(ii)
Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated from the date of Default through the date the Claim is filed with the Company;

less the sum of:

(1)
the amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property or the Loan;

(2)	the amount of cash remaining in any escrow account as of the last payment date;

(3)	the amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(4)
the amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan;

(5)
the greater of the amount of any claim payment pursuant to a Primary First Layer Policy which the Insured received, or which the Insured should have received as the full Primary First Layer Policy benefit as described in Section 4.11; and

(6)	any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3
Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and the requirements for a Perfected Claim have been met, the Company shall at its sole option exercise its:

(a)	Property Acquisition Settlement Option. Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

(b)
Per Loan Loss Percentage Guaranty Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary First Layer Policy claim payment). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the per loan loss percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

Form #71-70283 (2/05)

(c)	Pre-Claim Sale Option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made.

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary First Layer Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "per loan loss percentage guaranty option".

6.4	Claim Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

(a)
No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim, upon which the sixty (60) day period shall be suspended until the Company receives such additional documentation and information. Additional items may be requested by the Company after such twenty (20) day period and the Insured must use reasonable efforts to satisfy such request, but the sixty (60) day limit will not be tolled for their receipt.

(b)
No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty (60) day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

(c)
If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

6.5
Payment by the Company After the Settlement Period - If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Perfected Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.
Form #71-70283 (2/05)

6.6
Discharge of Obligation - Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7	Additional Conditions

7.1
Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2	Pursuit of Deficiencies -

(a)
The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500. If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

(b)
The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

(i)
If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)	such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)
such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

(ii)
If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be included in the Claim Amount or payable at any time by the Company.

Form #71-70283 (2/05)

(iii)
For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorney's fees in Section 6.2 will not apply.

(iv)
All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

(c)
The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2. The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3
Subrogation - Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4
Policy for Exclusive Benefit of the Insured - A Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured, its successors and permitted assigns, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Certificate.

7.5
Effect of Borrower Insolvency or Bankruptcy on Principal Balance - If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be included in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be included in the Claim Amount, directly or by an addition to the principal balance included in the Claim Amount.
Form #71-70283 (2/05)

7.6	Arbitration of Disputes; Suits and Actions Brought by the Insured -

(a)
Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration. Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgment from a court of competent jurisdiction on matters of interpretation of this Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

(b)
No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

(c)
If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7
Release of Borrower; Defenses of Borrower - The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8	Amendments; No Waiver; Rights and Remedies; Use of Term "Including" -

(a)
The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates issued on or after the effective date of the amendment.

(b)
No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

Form #71-70283 (2/05)

(c)
No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

(d)	As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9
No Agency - Neither the Insured, any Servicer, nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured or Servicer.

7.10	Successors and Assigns - This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11
Applicable Law and Conformity to Law - All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located. Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12
Notice - All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202. The Company may change this address by giving written notice to the Insured. Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message. A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13
Reports and Examinations - The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14
Electronic Media - The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Form #71-70283 (2/05)

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201

Certificate
(Covering Multiple
Loans)

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached Certificate Schedule, subject to the terms and conditions of a master policy for multiple loan transactions (the “Master Policy”) identified below, and in reliance on the Insured's Application for insurance.

Insured's Information

Insured Name and Mailing Address:

U.S. Bank N.A. as Trustee for SASCO Mortgage
Pass-Through Certificates, Series 2006-BC4
60 Livingston Avenue
Saint Paul, Minnesota 55107

Master Policy Information

Master Policy Number:	22-590-4-3685

Applicable Endorsements:	#71-70285 (7/05)

Coverage Information

Certificate Issuance Date:            November 30, 2006

Certificate Effective Date:            November 1, 2006

Number of Loans Insured:      681

Aggregate Insured Amount of Loans:         $181,351,780.41

Coverage Amount and Certificate Number for each Loan as shown on attached Certificate Schedule.

Premium Information

Premium Rate:         122 basis points (annualized)

Premium Type:   Monthly

Premium Refundability:            Non- Refundable

Renewal Option:         Declining

Premium Source:         Non-Borrower Paid

Notes

•
The attached Certificate Schedule contains a summary of coverage and premium information on a Loan-by-Loan basis and the Certificate Schedule is incorporated herein and constitutes a part of this Certificate.

•
The premium rates identified on the attached Certificate Schedule do not include any applicable state and local premium taxes for Loans for which such taxes may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

•	This Certificate becomes effective without the Insured's execution or return of same.

•
In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter. Such information and data and a copy of such letter are attached to this Certificate.

•	All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

Form #71-70277 (2/05)	KEEP THIS ORIGINAL CERTIFICATE	DO NOT RETURN TO MGIC

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached Certificate Schedule has been closed; 2) Loan information set forth on the attached Certificate Schedule and any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application relating to insurance of a Loan.

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
1	122258965	22075121	$ 455,704.70	95.00	37	01-Nov-06	24339553
2	122283997	22076046	$ 578,000.00	93.98	37	01-Nov-06	24339573
3	122243108	22076723	$ 310,194.37	90.00	34	01-Nov-06	24339502
4	122248040	22076830	$ 540,000.00	100.00	40	01-Nov-06	24339592
5	122277346	22078018	$ 210,839.30	90.00	34	01-Nov-06	24339539
6	122282163	22078174	$ 124,877.66	100.00	40	01-Nov-06	24339540
7	122281074	22078729	$ 119,878.95	100.00	40	01-Nov-06	24339586
8	122322936	22084867	$ 189,771.48	100.00	40	01-Nov-06	24339508
9	122270366	22085278	$ 159,959.42	100.00	40	01-Nov-06	24339560
10	122232325	22090971	$ 319,787.17	99.07	40	01-Nov-06	24339546
11	122260243	22091839	$ 263,331.43	85.00	30	01-Nov-06	24339554
12	122266638	22091961	$ 204,249.55	95.00	37	01-Nov-06	24339542
13	122232606	22100002	$ 292,500.00	90.00	34	01-Nov-06	24339531
14	122262751	22102016	$ 291,633.85	89.85	34	01-Nov-06	24339583
15	122271091	22102321	$ 316,350.00	95.00	37	01-Nov-06	24339597
16	122281058	22102552	$ 179,763.70	90.00	34	01-Nov-06	24339598
17	122242894	22115638	$ 349,835.09	100.00	40	01-Nov-06	24339568
18	122234743	22116289	$ 285,000.00	100.00	40	01-Nov-06	24339500
19	122254717	22116958	$ 220,500.00	90.00	34	01-Nov-06	24339512
20	122278146	22117717	$ 365,404.84	85.00	30	01-Nov-06	24339504
21	122284219	22117907	$ 249,796.10	100.00	40	01-Nov-06	24339576
22	122250335	22124051	$ 364,294.17	90.00	34	01-Nov-06	24339535
23	122232754	22124432	$ 456,000.00	95.00	37	01-Nov-06	24339511
24	122238397	22131692	$ 371,647.14	100.00	40	01-Nov-06	24339563
25	122232861	22132088	$ 337,176.78	95.00	37	01-Nov-06	24339578
26	122246200	22132336	$ 314,892.10	90.00	34	01-Nov-06	24339590
27	122249816	22132476	$ 179,951.67	100.00	40	01-Nov-06	24339550
28	122323918	22132484	$ 306,000.00	90.00	34	01-Nov-06	24339604
29	122264245	22133110	$ 339,548.32	100.00	40	01-Nov-06	24339602
30	122280720	22133706	$ 175,636.67	95.00	37	01-Nov-06	24339561
31	122256886	22140636	$ 134,907.41	100.00	40	01-Nov-06	24339581
32	122259609	22140768	$ 197,029.14	89.59	34	01-Nov-06	24339537
33	122262793	22140883	$ 242,710.55	90.00	34	01-Nov-06	24339584
34	122325152	22141063	$ 205,943.66	100.00	40	01-Nov-06	24339588
35	122254048	22155972	$ 589,000.00	95.00	37	01-Nov-06	24339593
36	122231525	22157440	$ 396,000.00	90.00	34	01-Nov-06	24339519
37	122232895	22157481	$ 175,872.52	100.00	40	01-Nov-06	24339566
38	122256019	22158539	$ 209,915.77	87.50	32	01-Nov-06	24339524
39	122260821	22158703	$ 305,756.13	90.00	34	01-Nov-06	24339529
40	122262116	22165146	$ 540,000.00	100.00	40	01-Nov-06	24339541
41	122262595	22165179	$ 328,521.69	95.00	37	01-Nov-06	24339595
42	122233588	22170690	$ 184,327.14	90.00	34	01-Nov-06	24339547
43	122237852	22170930	$ 341,605.03	84.65	30	01-Nov-06	24339589

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
44	122256159	22171839	$ 166,423.10	90.00	34	01-Nov-06	24339552
45	122263320	22172233	$ 517,290.88	90.00	34	01-Nov-06	24339565
46	122325210	22172407	$ 109,117.16	95.00	37	01-Nov-06	24339518
47	122269962	22172548	$ 259,000.00	95.00	37	01-Nov-06	24339558
48	122280639	22173033	$ 152,863.77	90.00	34	01-Nov-06	24339585
49	122243751	22182901	$ 382,323.36	85.00	30	01-Nov-06	24339534
50	122250053	22183172	$ 526,174.76	84.24	29	01-Nov-06	24339605
51	122259922	22183693	$ 265,867.79	95.00	37	01-Nov-06	24339582
52	122270465	22184097	$ 145,784.77	84.88	30	01-Nov-06	24339559
53	122283773	22184675	$ 260,603.96	90.00	34	01-Nov-06	24339603
54	122238249	22198394	$ 463,223.76	90.00	34	01-Nov-06	24339567
55	122262454	22199277	$ 417,054.04	100.00	40	01-Nov-06	24339538
56	122270952	22199657	$ 180,402.08	95.00	37	01-Nov-06	24339528
57	122235260	22200471	$ 177,459.20	95.00	37	01-Nov-06	24339548
58	122248214	22200950	$ 230,326.40	85.00	30	01-Nov-06	24339569
59	122259039	22201354	$ 446,043.93	85.00	30	01-Nov-06	24339600
60	122263494	22201503	$ 244,934.61	100.00	40	01-Nov-06	24339572
61	122322894	22206338	$ 309,000.00	89.57	34	01-Nov-06	24339516
62	122246283	22206502	$ 314,519.05	100.00	40	01-Nov-06	24339591
63	122246424	22206528	$ 370,500.00	95.00	37	01-Nov-06	24339549
64	122253859	22206882	$ 341,911.81	87.69	32	01-Nov-06	24339599
65	122254212	22206908	$ 176,708.86	85.00	30	01-Nov-06	24339564
66	122254394	22206924	$ 563,221.99	84.74	30	01-Nov-06	24339570
67	122257116	22207070	$ 260,752.87	90.00	34	01-Nov-06	24339525
68	122260771	22207229	$ 351,172.41	95.00	37	01-Nov-06	24339594
69	122235559	22218275	$ 267,512.17	95.00	37	01-Nov-06	24339520
70	122261548	22219307	$ 226,835.90	93.00	36	01-Nov-06	24339513
71	122267123	22219646	$ 161,466.26	95.00	37	01-Nov-06	24339557
72	122326614	22220156	$ 349,286.06	95.00	37	01-Nov-06	24339530
73	122231574	22226849	$ 397,368.28	100.00	40	01-Nov-06	24339501
74	122241110	22227284	$ 138,484.09	85.00	30	01-Nov-06	24339532
75	122244221	22227375	$ 409,436.12	90.00	34	01-Nov-06	24339580
76	122324551	22227862	$ 241,860.49	88.00	32	01-Nov-06	24339507
77	122262272	22228381	$ 335,601.86	85.00	30	01-Nov-06	24339601
78	122263239	22228431	$ 323,000.00	89.97	34	01-Nov-06	24339556
79	122263254	22228449	$ 346,750.00	95.00	37	01-Nov-06	24339555
80	122270705	22228936	$ 420,000.00	100.00	40	01-Nov-06	24339545
81	122277015	22229199	$ 446,087.63	85.00	30	01-Nov-06	24339505
82	122327091	22229470	$ 194,965.61	100.00	40	01-Nov-06	24339575
83	122231368	22236319	$ 396,704.17	90.00	34	01-Nov-06	24339510
84	122238462	22236723	$ 517,443.68	95.00	37	01-Nov-06	24339521
85	122251572	22237341	$ 576,000.00	90.00	34	01-Nov-06	24339551
86	122262629	22237788	$ 360,000.00	90.00	34	01-Nov-06	24339574

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
87	122263395	22237861	$ 324,450.00	90.00	34	01-Nov-06	24339571
88	122263452	22237879	$ 413,025.82	95.00	37	01-Nov-06	24339514
89	122270002	22238232	$ 266,000.00	95.00	37	01-Nov-06	24339527
90	122272453	22238323	$ 328,971.08	100.00	40	01-Nov-06	24339503
91	122281322	22238661	$ 187,881.63	90.00	34	01-Nov-06	24339515
92	122237431	22243521	$ 416,294.53	85.00	30	01-Nov-06	24339579
93	122254527	22244818	$ 381,900.00	95.00	37	01-Nov-06	24339523
94	122257272	22245070	$ 147,791.70	100.00	40	01-Nov-06	24339536
95	122326176	22245930	$ 249,653.03	100.00	40	01-Nov-06	24339517
96	122281785	22246920	$ 166,207.92	95.00	37	01-Nov-06	24339506
97	122282130	22246979	$ 161,435.71	85.00	30	01-Nov-06	24339562
98	122231004	22252654	$ 327,109.23	85.00	30	01-Nov-06	24339577
99	122243868	22253710	$ 313,041.88	95.00	37	01-Nov-06	24339533
100	122246580	22254064	$ 179,880.74	100.00	40	01-Nov-06	24339522
101	122323546	22254239	$ 204,029.49	95.00	37	01-Nov-06	24339509
102	122261761	22255384	$ 299,959.61	100.00	40	01-Nov-06	24339526
103	122270127	22256192	$ 150,409.87	100.00	40	01-Nov-06	24339587
104	122270804	22256259	$ 251,750.00	95.00	37	01-Nov-06	24339596
105	122712946	22257778	$ 494,000.00	95.00	37	01-Nov-06	24339669
106	122717374	22257919	$ 380,000.00	95.00	37	01-Nov-06	24339704
107	122717846	22257950	$ 489,961.08	100.00	40	01-Nov-06	24339712
108	122718612	22258065	$ 255,000.00	100.00	40	01-Nov-06	24339722
109	122718943	22258073	$ 398,686.42	95.00	37	01-Nov-06	24339725
110	122725849	22258289	$ 569,797.76	95.00	37	01-Nov-06	24339760
111	122728934	22258354	$ 405,000.00	100.00	40	01-Nov-06	24339781
112	122728975	22258362	$ 185,202.94	95.00	37	01-Nov-06	24339782
113	122733306	22258578	$ 283,876.53	95.00	37	01-Nov-06	24339816
114	122733439	22258586	$ 251,424.51	95.00	37	01-Nov-06	24339818
115	122737869	22258792	$ 301,032.83	90.00	34	01-Nov-06	24339826
116	122741598	22258909	$ 110,464.90	85.00	30	01-Nov-06	24339845
117	122704067	22267488	$ 301,500.00	90.00	34	01-Nov-06	24339622
118	122726151	22268015	$ 250,425.81	85.00	30	01-Nov-06	24339766
119	122745649	22268098	$ 224,820.38	100.00	40	01-Nov-06	24339910
120	122703697	22268619	$ 360,000.00	90.00	34	01-Nov-06	24339619
121	122731235	22268825	$ 280,092.06	95.00	37	01-Nov-06	24339798
122	122702145	22269096	$ 242,000.00	88.00	32	01-Nov-06	24339608
123	122714157	22269468	$ 219,872.05	100.00	40	01-Nov-06	24339683
124	122717648	22269658	$ 432,053.32	95.00	37	01-Nov-06	24339707
125	122744774	22269666	$ 179,919.88	89.78	34	01-Nov-06	24339908
126	122719081	22269732	$ 301,623.86	85.00	30	01-Nov-06	24339728
127	122725880	22269906	$ 415,842.23	95.00	37	01-Nov-06	24339762
128	122726029	22269914	$ 195,000.00	100.00	40	01-Nov-06	24339764
129	122737919	22270276	$ 192,814.11	95.00	37	01-Nov-06	24339827

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
130	122746738	22270334	$ 310,257.62	94.98	37	01-Nov-06	24339916
131	122703580	22270474	$ 123,489.51	93.56	36	01-Nov-06	24339618
132	122743909	22270581	$ 218,447.66	95.00	37	01-Nov-06	24339900
133	122717861	22270656	$ 395,969.23	90.00	34	01-Nov-06	24339714
134	122745938	22270821	$ 100,942.18	100.00	40	01-Nov-06	24339912
135	122730286	22270847	$ 336,000.00	89.84	34	01-Nov-06	24339794
136	122747157	22271035	$ 211,650.00	85.00	30	01-Nov-06	24339919
137	122703523	22275267	$ 294,786.34	100.00	40	01-Nov-06	24339616
138	122703572	22275275	$ 184,081.59	95.00	37	01-Nov-06	24339617
139	122707581	22275358	$ 247,208.19	90.00	34	01-Nov-06	24339644
140	122708449	22275374	$ 265,000.00	100.00	40	01-Nov-06	24339649
141	122711930	22275473	$ 170,911.20	94.48	37	01-Nov-06	24339662
142	122725856	22275796	$ 344,922.82	100.00	40	01-Nov-06	24339761
143	122727209	22275846	$ 213,545.46	95.00	37	01-Nov-06	24339778
144	122729122	22275895	$ 142,734.06	89.95	34	01-Nov-06	24339785
145	122733314	22275978	$ 303,037.25	100.00	40	01-Nov-06	24339817
146	122735970	22276034	$ 416,231.96	85.00	30	01-Nov-06	24339822
147	122741556	22276208	$ 197,950.33	90.00	34	01-Nov-06	24339844
148	122720774	22276653	$ 405,958.98	95.00	37	01-Nov-06	24339740
149	122725971	22276794	$ 124,363.91	95.00	37	01-Nov-06	24339763
150	122707789	22282313	$ 203,179.20	90.00	34	01-Nov-06	24339646
151	122713043	22282529	$ 482,604.20	93.06	36	01-Nov-06	24339671
152	122719487	22282636	$ 468,000.00	90.00	34	01-Nov-06	24339730
153	122724289	22282685	$ 280,366.60	89.05	33	01-Nov-06	24339753
154	122737414	22282958	$ 436,722.21	95.00	37	01-Nov-06	24339823
155	122702673	22283113	$ 458,930.12	85.00	30	01-Nov-06	24339612
156	122720659	22283410	$ 100,461.16	100.00	40	01-Nov-06	24339739
157	122745813	22283550	$ 154,859.85	100.00	40	01-Nov-06	24339911
158	122709801	22288351	$ 242,691.54	86.79	31	01-Nov-06	24339655
159	122713076	22288575	$ 543,569.49	94.61	37	01-Nov-06	24339673
160	122729999	22288823	$ 418,314.94	90.00	34	01-Nov-06	24339793
161	122713050	22289276	$ 378,000.00	90.00	34	01-Nov-06	24339672
162	122714132	22289326	$ 387,000.00	90.00	34	01-Nov-06	24339682
163	122717697	22289516	$ 236,250.00	100.00	40	01-Nov-06	24339710
164	122742539	22290134	$ 475,898.01	85.00	30	01-Nov-06	24339852
165	122708332	22296024	$ 213,510.68	95.00	37	01-Nov-06	24339648
166	122709785	22296115	$ 449,865.53	90.00	34	01-Nov-06	24339654
167	122702004	22296347	$ 329,900.00	100.00	40	01-Nov-06	24339606
168	122709918	22296644	$ 532,000.00	95.86	38	01-Nov-06	24339656
169	122714397	22296735	$ 404,938.30	93.10	36	01-Nov-06	24339684
170	122719222	22296958	$ 208,949.74	95.00	37	01-Nov-06	24339729
171	122726334	22297196	$ 286,838.53	95.00	37	01-Nov-06	24339769
172	122702442	22301808	$ 314,777.68	90.00	34	01-Nov-06	24339611

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
173	122704273	22301931	$ 197,948.40	90.00	34	01-Nov-06	24339625
174	122708837	22302087	$ 208,162.51	89.00	33	01-Nov-06	24339651
175	122714074	22302194	$ 379,674.42	95.00	37	01-Nov-06	24339681
176	122721301	22302434	$ 346,500.00	90.00	34	01-Nov-06	24339744
177	122724958	22302574	$ 179,890.39	86.96	32	01-Nov-06	24339756
178	122725245	22302616	$ 280,198.37	95.00	37	01-Nov-06	24339757
179	122729072	22302780	$ 234,000.00	90.00	34	01-Nov-06	24339784
180	122730377	22302954	$ 337,789.91	97.97	39	01-Nov-06	24339795
181	122732191	22303036	$ 203,400.00	90.00	34	01-Nov-06	24339805
182	122732241	22303044	$ 156,750.00	95.00	37	01-Nov-06	24339806
183	122732365	22303069	$ 212,493.84	100.00	40	01-Nov-06	24339807
184	122732803	22303077	$ 139,000.00	100.00	40	01-Nov-06	24339810
185	122742778	22303630	$ 332,265.32	95.00	37	01-Nov-06	24339854
186	122708696	22307334	$ 334,806.86	84.81	30	01-Nov-06	24339650
187	122711716	22307383	$ 159,858.36	100.00	40	01-Nov-06	24339660
188	122716681	22307870	$ 215,915.99	100.00	40	01-Nov-06	24339695
189	122732076	22308522	$ 203,745.00	95.00	37	01-Nov-06	24339803
190	122707805	22314678	$ 382,053.66	85.00	30	01-Nov-06	24339647
191	122709686	22314710	$ 328,500.00	94.53	37	01-Nov-06	24339653
192	122710536	22314744	$ 209,833.79	100.00	40	01-Nov-06	24339658
193	122703747	22314918	$ 242,919.63	89.01	33	01-Nov-06	24339620
194	122716228	22315394	$ 237,909.42	100.00	40	01-Nov-06	24339690
195	122717218	22315477	$ 173,355.14	85.00	30	01-Nov-06	24339698
196	122717655	22315527	$ 389,165.35	90.00	34	01-Nov-06	24339708
197	122717796	22315543	$ 324,862.24	84.42	29	01-Nov-06	24339711
198	122717853	22315550	$ 269,968.16	90.00	34	01-Nov-06	24339713
199	122721517	22315824	$ 260,838.60	90.00	34	01-Nov-06	24339746
200	122726425	22316004	$ 179,983.16	100.00	40	01-Nov-06	24339771
201	122745615	22316178	$ 156,500.00	100.00	40	01-Nov-06	24339909
202	122729890	22316251	$ 224,968.03	100.00	40	01-Nov-06	24339792
203	122731763	22316384	$ 236,949.37	100.00	40	01-Nov-06	24339800
204	122735475	22316517	$ 144,953.14	100.00	40	01-Nov-06	24339820
205	122746753	22316673	$ 310,414.65	94.97	37	01-Nov-06	24339917
206	122740517	22316723	$ 182,618.74	90.00	34	01-Nov-06	24339837
207	122747215	22316830	$ 360,895.09	95.00	37	01-Nov-06	24339920
208	122702384	22323026	$ 324,914.71	100.00	40	01-Nov-06	24339609
209	122704380	22323083	$ 221,829.64	90.00	34	01-Nov-06	24339626
210	122712508	22323398	$ 346,451.51	90.00	34	01-Nov-06	24339665
211	122716350	22323653	$ 266,684.98	90.00	34	01-Nov-06	24339691
212	122716665	22323679	$ 161,500.00	95.00	37	01-Nov-06	24339694
213	122726250	22324123	$ 341,940.77	86.58	31	01-Nov-06	24339768
214	122726771	22324156	$ 308,585.69	93.56	36	01-Nov-06	24339772
215	122738560	22324933	$ 339,950.93	84.37	29	01-Nov-06	24339831

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
216	122746688	22324974	$ 232,928.75	100.00	40	01-Nov-06	24339915
217	122704455	22330856	$ 104,490.53	100.00	40	01-Nov-06	24339627
218	122712698	22331110	$ 260,951.62	90.00	34	01-Nov-06	24339668
219	122713548	22331201	$ 384,750.00	95.00	37	01-Nov-06	24339676
220	122714462	22331235	$ 451,082.85	95.00	37	01-Nov-06	24339687
221	122743867	22331250	$ 197,961.61	90.00	34	01-Nov-06	24339899
222	122717465	22331342	$ 314,840.09	90.00	34	01-Nov-06	24339705
223	122720949	22331508	$ 248,973.21	100.00	40	01-Nov-06	24339741
224	122726359	22331789	$ 342,000.00	95.00	37	01-Nov-06	24339770
225	122727415	22331821	$ 270,622.33	95.00	37	01-Nov-06	24339779
226	122740053	22332506	$ 214,162.34	84.33	29	01-Nov-06	24339834
227	122740996	22332555	$ 239,000.00	100.00	40	01-Nov-06	24339839
228	122702038	22338628	$ 423,000.00	90.00	34	01-Nov-06	24339607
229	122704083	22338727	$ 229,483.67	90.00	34	01-Nov-06	24339623
230	122704810	22338784	$ 415,000.00	100.00	40	01-Nov-06	24339633
231	122705783	22338834	$ 166,213.95	95.00	37	01-Nov-06	24339639
232	122716418	22339261	$ 328,233.37	90.00	34	01-Nov-06	24339692
233	122744501	22339287	$ 231,300.00	90.00	34	01-Nov-06	24339905
234	122718992	22339444	$ 422,610.19	95.00	37	01-Nov-06	24339726
235	122719040	22339451	$ 509,206.18	97.00	39	01-Nov-06	24339727
236	122720204	22339535	$ 365,700.25	95.00	37	01-Nov-06	24339732
237	122726102	22339774	$ 235,437.86	95.00	37	01-Nov-06	24339765
238	122726789	22339808	$ 328,433.88	90.00	34	01-Nov-06	24339773
239	122732175	22340228	$ 153,000.00	90.00	34	01-Nov-06	24339804
240	122738404	22340483	$ 218,975.00	95.00	37	01-Nov-06	24339829
241	122741283	22340590	$ 77,994.92	100.00	40	01-Nov-06	24339843
242	122742083	22340657	$ 80,000.00	100.00	40	01-Nov-06	24339847
243	122703887	22345920	$ 169,917.26	100.00	40	01-Nov-06	24339621
244	122706062	22345979	$ 103,527.39	95.00	37	01-Nov-06	24339641
245	122712532	22346126	$ 173,335.42	85.00	30	01-Nov-06	24339666
246	122717259	22346324	$ 246,966.40	95.00	37	01-Nov-06	24339701
247	122717598	22346357	$ 316,885.73	100.00	40	01-Nov-06	24339706
248	122720642	22346498	$ 304,890.06	100.00	40	01-Nov-06	24339738
249	122725450	22346670	$ 358,000.00	91.91	35	01-Nov-06	24339758
250	122726193	22346704	$ 176,836.23	100.00	40	01-Nov-06	24339767
251	122729056	22346837	$ 259,956.64	100.00	40	01-Nov-06	24339783
252	122738198	22347132	$ 347,563.28	85.00	30	01-Nov-06	24339828
253	122741028	22347223	$ 166,469.59	90.00	34	01-Nov-06	24339840
254	122704760	22352306	$ 350,829.63	90.00	34	01-Nov-06	24339631
255	122704893	22352314	$ 384,888.61	100.00	40	01-Nov-06	24339634
256	122743834	22352702	$ 324,639.36	85.00	30	01-Nov-06	24339898
257	122713373	22352793	$ 441,895.27	85.00	30	01-Nov-06	24339674
258	122717671	22353015	$ 382,295.38	90.00	34	01-Nov-06	24339709

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
259	122722200	22353320	$ 137,964.28	100.00	40	01-Nov-06	24339747
260	122729379	22353718	$ 165,000.00	100.00	40	01-Nov-06	24339789
261	122730575	22353833	$ 289,956.19	100.00	40	01-Nov-06	24339796
262	122730641	22353874	$ 426,074.00	100.00	40	01-Nov-06	24339797
263	122732449	22353973	$ 194,468.77	100.00	40	01-Nov-06	24339809
264	122743099	22354542	$ 512,941.22	95.00	37	01-Nov-06	24339855
265	122743172	22354559	$ 359,896.57	90.00	34	01-Nov-06	24339856
266	122702418	22364699	$ 441,000.00	90.00	34	01-Nov-06	24339610
267	122704182	22364772	$ 364,968.72	100.00	40	01-Nov-06	24339624
268	122704695	22364830	$ 207,000.00	90.00	34	01-Nov-06	24339629
269	122705775	22364889	$ 216,900.00	90.00	34	01-Nov-06	24339638
270	122706534	22364947	$ 247,000.00	95.00	37	01-Nov-06	24339643
271	122712094	22365126	$ 113,022.00	95.00	37	01-Nov-06	24339663
272	122712987	22365183	$ 124,270.55	92.07	35	01-Nov-06	24339670
273	122714512	22365241	$ 279,000.00	90.00	34	01-Nov-06	24339688
274	122744089	22365324	$ 227,000.00	100.00	40	01-Nov-06	24339901
275	122721467	22365639	$ 238,803.34	85.00	30	01-Nov-06	24339745
276	122723646	22365829	$ 107,304.80	95.00	37	01-Nov-06	24339749
277	122725641	22365910	$ 285,000.00	95.00	37	01-Nov-06	24339759
278	122729395	22366108	$ 204,972.60	100.00	40	01-Nov-06	24339790
279	122746308	22366157	$ 254,956.50	85.00	30	01-Nov-06	24339913
280	122731599	22366314	$ 263,899.52	100.00	40	01-Nov-06	24339799
281	122732894	22366363	$ 144,479.08	85.00	30	01-Nov-06	24339811
282	122738529	22366652	$ 342,000.00	95.00	37	01-Nov-06	24339830
283	122740640	22366819	$ 210,000.00	89.36	33	01-Nov-06	24339838
284	122741101	22366868	$ 170,983.21	95.00	37	01-Nov-06	24339841
285	122741135	22366876	$ 186,092.65	95.00	37	01-Nov-06	24339842
286	122709397	22373393	$ 402,894.20	89.56	34	01-Nov-06	24339652
287	122704778	22373641	$ 224,027.24	85.00	30	01-Nov-06	24339632
288	122705718	22373674	$ 243,675.00	95.00	37	01-Nov-06	24339637
289	122706021	22373682	$ 108,150.07	95.00	37	01-Nov-06	24339640
290	122717267	22374045	$ 386,964.14	90.00	34	01-Nov-06	24339702
291	122718836	22374227	$ 349,978.55	100.00	40	01-Nov-06	24339724
292	122720386	22374292	$ 448,114.39	90.00	34	01-Nov-06	24339734
293	122729304	22374797	$ 209,000.00	95.00	37	01-Nov-06	24339787
294	122735616	22375059	$ 397,000.00	100.00	40	01-Nov-06	24339821
295	122738776	22375182	$ 284,677.39	85.00	30	01-Nov-06	24339832
296	122740384	22375240	$ 265,995.00	100.00	40	01-Nov-06	24339836
297	122742109	22375315	$ 213,251.65	90.00	34	01-Nov-06	24339848
298	122703242	22378574	$ 331,449.92	85.00	30	01-Nov-06	24339615
299	122704661	22378608	$ 329,958.79	88.00	32	01-Nov-06	24339628
300	122704745	22378616	$ 223,099.43	95.00	37	01-Nov-06	24339630
301	122711211	22378954	$ 211,431.04	90.00	34	01-Nov-06	24339659

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
302	122713423	22379077	$ 349,880.53	100.00	40	01-Nov-06	24339675
303	122744568	22379358	$ 238,430.18	90.00	34	01-Nov-06	24339906
304	122744626	22379374	$ 378,842.52	94.76	37	01-Nov-06	24339907
305	122718760	22379473	$ 264,805.54	100.00	40	01-Nov-06	24339723
306	122719776	22379515	$ 103,170.35	93.82	37	01-Nov-06	24339731
307	122720972	22379606	$ 324,000.00	90.00	34	01-Nov-06	24339742
308	122723323	22379721	$ 211,407.42	90.00	34	01-Nov-06	24339748
309	122724123	22379796	$ 292,250.00	89.92	34	01-Nov-06	24339752
310	122726862	22379978	$ 453,041.05	95.00	37	01-Nov-06	24339774
311	122737729	22380703	$ 356,172.18	95.00	37	01-Nov-06	24339824
312	122738784	22380786	$ 313,443.62	95.00	37	01-Nov-06	24339833
313	122743206	22381073	$ 431,900.62	90.00	34	01-Nov-06	24339857
314	122704927	22384846	$ 305,318.40	88.52	33	01-Nov-06	24339635
315	122710148	22385157	$ 437,000.00	95.00	37	01-Nov-06	24339657
316	122712433	22385280	$ 171,000.00	95.00	37	01-Nov-06	24339664
317	122713605	22385439	$ 432,896.65	84.90	30	01-Nov-06	24339678
318	122714439	22385595	$ 323,882.49	90.50	34	01-Nov-06	24339686
319	122715253	22385645	$ 157,407.48	90.00	34	01-Nov-06	24339689
320	122744329	22385710	$ 237,484.24	91.35	35	01-Nov-06	24339902
321	122717242	22385777	$ 278,951.31	90.00	34	01-Nov-06	24339700
322	122717903	22385827	$ 272,931.40	94.14	37	01-Nov-06	24339716
323	122718075	22385843	$ 327,750.00	95.00	37	01-Nov-06	24339717
324	122718109	22385850	$ 354,854.29	100.00	40	01-Nov-06	24339718
325	122718133	22385884	$ 389,876.72	100.00	40	01-Nov-06	24339719
326	122718216	22385892	$ 359,254.86	100.00	40	01-Nov-06	24339720
327	122720469	22386080	$ 593,858.23	90.00	34	01-Nov-06	24339736
328	122721038	22386114	$ 439,937.47	100.00	40	01-Nov-06	24339743
329	122727050	22386429	$ 294,857.92	100.00	40	01-Nov-06	24339775
330	122727068	22386437	$ 404,550.00	93.00	36	01-Nov-06	24339776
331	122727092	22386445	$ 339,150.00	85.00	30	01-Nov-06	24339777
332	122728884	22386510	$ 94,993.18	100.00	40	01-Nov-06	24339780
333	122733140	22386825	$ 304,000.00	93.54	36	01-Nov-06	24339815
334	122733793	22386890	$ 286,878.35	100.00	40	01-Nov-06	24339819
335	122740228	22387179	$ 133,049.20	90.00	34	01-Nov-06	24339835
336	122729338	22387385	$ 270,000.00	100.00	40	01-Nov-06	24339788
337	122703127	22391189	$ 314,907.12	90.00	34	01-Nov-06	24339613
338	122703135	22391197	$ 424,907.85	85.00	30	01-Nov-06	24339614
339	122705346	22391494	$ 201,400.00	95.00	37	01-Nov-06	24339636
340	122706344	22391544	$ 270,709.72	95.00	37	01-Nov-06	24339642
341	122707763	22391825	$ 468,921.54	93.80	37	01-Nov-06	24339645
342	122711898	22392344	$ 301,500.00	90.00	34	01-Nov-06	24339661
343	122712615	22392419	$ 136,903.30	88.39	33	01-Nov-06	24339667
344	122713555	22392583	$ 261,250.00	95.00	37	01-Nov-06	24339677

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
345	122713738	22392591	$ 505,000.00	94.92	37	01-Nov-06	24339679
346	122713779	22392633	$ 459,794.32	100.00	40	01-Nov-06	24339680
347	122714421	22392658	$ 364,500.00	94.68	37	01-Nov-06	24339685
348	122744428	22393011	$ 251,618.80	95.00	37	01-Nov-06	24339903
349	122744436	22393029	$ 209,000.00	95.00	37	01-Nov-06	24339904
350	122716566	22393060	$ 161,873.84	90.00	34	01-Nov-06	24339693
351	122716889	22393102	$ 219,970.14	100.00	40	01-Nov-06	24339696
352	122716939	22393136	$ 279,830.69	100.00	40	01-Nov-06	24339697
353	122717358	22393219	$ 357,460.96	100.00	40	01-Nov-06	24339703
354	122717895	22393326	$ 294,409.33	95.00	37	01-Nov-06	24339715
355	122718265	22393359	$ 305,824.49	90.00	34	01-Nov-06	24339721
356	122720337	22393763	$ 351,430.54	95.00	37	01-Nov-06	24339733
357	122720451	22393813	$ 288,837.14	84.01	29	01-Nov-06	24339735
358	122720550	22393896	$ 322,939.60	95.00	37	01-Nov-06	24339737
359	122723711	22394308	$ 199,463.30	95.00	37	01-Nov-06	24339750
360	122723794	22394340	$ 226,008.44	100.00	40	01-Nov-06	24339751
361	122724487	22394472	$ 334,957.90	100.00	40	01-Nov-06	24339754
362	122724628	22394480	$ 459,000.00	90.00	34	01-Nov-06	24339755
363	122729270	22395024	$ 315,000.00	100.00	40	01-Nov-06	24339786
364	122746621	22395206	$ 213,914.95	100.00	40	01-Nov-06	24339914
365	122729783	22395248	$ 261,000.00	90.00	34	01-Nov-06	24339791
366	122731888	22395511	$ 166,220.77	95.00	37	01-Nov-06	24339801
367	122732001	22395552	$ 106,447.34	81.92	27	01-Nov-06	24339802
368	122732407	22395560	$ 349,965.96	99.43	40	01-Nov-06	24339808
369	122733009	22395651	$ 155,860.00	100.00	40	01-Nov-06	24339812
370	122733041	22395677	$ 395,000.00	94.50	37	01-Nov-06	24339813
371	122733058	22395685	$ 369,668.15	87.00	32	01-Nov-06	24339814
372	122737760	22396253	$ 548,772.23	100.00	40	01-Nov-06	24339825
373	122742042	22396758	$ 120,615.93	95.00	37	01-Nov-06	24339846
374	122742281	22396832	$ 256,386.87	100.00	40	01-Nov-06	24339849
375	122742331	22396865	$ 228,446.61	90.00	34	01-Nov-06	24339850
376	122742398	22396964	$ 124,982.37	100.00	40	01-Nov-06	24339851
377	122742588	22396972	$ 242,500.00	93.99	37	01-Nov-06	24339853
378	122902620	22401558	$ 296,378.29	95.00	37	01-Nov-06	24339858
379	122902729	22401640	$ 305,932.96	90.00	34	01-Nov-06	24339859
380	122902786	22401715	$ 214,197.88	95.00	37	01-Nov-06	24339860
381	122902927	22401848	$ 191,977.57	89.30	33	01-Nov-06	24339861
382	122902935	22401855	$ 466,146.58	90.00	34	01-Nov-06	24339862
383	122902943	22401863	$ 488,701.06	85.00	30	01-Nov-06	24339863
384	122903040	22401996	$ 392,964.63	100.00	40	01-Nov-06	24339864
385	122903479	22402317	$ 246,000.00	100.00	40	01-Nov-06	24339865
386	122903859	22402655	$ 189,000.00	90.00	34	01-Nov-06	24339867
387	122903610	22402820	$ 201,600.00	90.00	34	01-Nov-06	24339866

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
388	122904212	22407605	$ 368,891.20	85.81	31	01-Nov-06	24339868
389	122904220	22407613	$ 251,903.72	90.00	34	01-Nov-06	24339869
390	122904444	22407761	$ 267,979.17	100.00	40	01-Nov-06	24339870
391	122904881	22408116	$ 455,500.00	95.00	37	01-Nov-06	24339871
392	122904998	22408215	$ 315,174.12	85.00	30	01-Nov-06	24339872
393	122905094	22408272	$ 211,417.70	90.00	34	01-Nov-06	24339873
394	122905144	22408322	$ 241,939.47	93.04	36	01-Nov-06	24339874
395	122905243	22411763	$ 191,850.00	89.99	34	01-Nov-06	24339876
396	122905458	22411904	$ 209,791.99	100.00	40	01-Nov-06	24339877
397	122905466	22411912	$ 202,450.58	90.00	34	01-Nov-06	24339878
398	122905581	22412027	$ 434,769.72	100.00	40	01-Nov-06	24339879
399	122905599	22412035	$ 425,311.51	95.00	37	01-Nov-06	24339880
400	122905623	22412068	$ 247,500.00	90.00	34	01-Nov-06	24339881
401	122906100	22412415	$ 233,858.97	90.00	34	01-Nov-06	24339884
402	122905219	22412928	$ 365,500.00	85.00	30	01-Nov-06	24339875
403	122905631	22412969	$ 255,000.00	93.24	36	01-Nov-06	24339882
404	122905664	22412977	$ 260,000.00	99.81	40	01-Nov-06	24339883
405	122906498	22413157	$ 186,690.00	100.00	40	01-Nov-06	24339885
406	122906860	22417265	$ 555,355.77	95.00	37	01-Nov-06	24339886
407	122907413	22417661	$ 310,500.00	90.00	34	01-Nov-06	24339888
408	122907827	22417836	$ 124,943.51	100.00	40	01-Nov-06	24339890
409	122907900	22417851	$ 218,399.13	95.00	37	01-Nov-06	24339891
410	122907991	22417919	$ 277,253.15	95.00	37	01-Nov-06	24339892
411	122908007	22417927	$ 328,442.24	90.00	34	01-Nov-06	24339893
412	122907330	22418057	$ 255,042.81	90.00	34	01-Nov-06	24339887
413	122907561	22418107	$ 221,850.00	85.00	30	01-Nov-06	24339889
414	122908205	22418313	$ 279,000.00	90.00	34	01-Nov-06	24339894
415	122909286	22422620	$ 276,440.00	95.00	37	01-Nov-06	24339895
416	122909658	22422653	$ 436,500.00	90.00	34	01-Nov-06	24339896
417	122747017	22429369	$ 288,857.01	90.00	34	01-Nov-06	24339918
418	122939051	22435572	$ 399,183.67	85.00	30	01-Nov-06	24339897
419	122904410	23708563	$ 170,000.00	100.00	40	01-Nov-06	24339299
420	122904436	23708597	$ 123,500.00	95.00	37	01-Nov-06	24339300
421	122907488	23708670	$ 360,000.00	100.00	40	01-Nov-06	24339304
422	122907520	23708712	$ 361,000.00	100.00	40	01-Nov-06	24339305
423	122905896	23708746	$ 554,910.90	100.00	40	01-Nov-06	24339302
424	122904634	23708860	$ 153,400.00	100.00	40	01-Nov-06	24339301
425	122906167	23708878	$ 139,650.00	95.00	37	01-Nov-06	24339303
426	122908122	23709140	$ 470,000.00	100.00	40	01-Nov-06	24339306
427	122908155	23709199	$ 170,000.00	100.00	40	01-Nov-06	24339307
428	122908163	23709207	$ 229,000.00	100.00	40	01-Nov-06	24339308
429	122909153	23710916	$ 260,000.00	100.00	40	01-Nov-06	24339311
430	122909328	23710932	$ 375,000.00	100.00	40	01-Nov-06	24339312

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
431	122909336	23710940	$ 175,000.00	100.00	40	01-Nov-06	24339313
432	122909344	23710957	$ 445,000.00	100.00	40	01-Nov-06	24339314
433	122909377	23710973	$ 300,000.00	100.00	40	01-Nov-06	24339315
434	122908288	23717986	$ 227,700.00	90.00	34	01-Nov-06	24339309
435	122908338	23718026	$ 183,600.00	90.00	34	01-Nov-06	24339310
436	122939960	23724271	$ 504,825.73	100.00	40	01-Nov-06	24339316
437	122940612	23725435	$ 480,000.00	100.00	40	01-Nov-06	24339317
438	122940877	23726193	$ 382,500.00	90.00	34	01-Nov-06	24339318
439	33062431	33062431	$ 104,355.69	95.00	37	01-Nov-06	24339272
440	33095969	33095969	$ 159,885.37	100.00	40	01-Nov-06	24339285
441	33096116	33096116	$ 155,142.53	100.00	40	01-Nov-06	24339255
442	33138439	33138439	$ 194,750.00	95.00	37	01-Nov-06	24339238
443	33151432	33151432	$ 165,532.21	100.00	40	01-Nov-06	24339239
444	33193798	33193798	$ 111,935.57	100.00	40	01-Nov-06	24339295
445	33194994	33194994	$ 184,300.00	95.00	37	01-Nov-06	24339245
446	33218397	33218397	$ 124,849.58	100.00	40	01-Nov-06	24339297
447	33219601	33219601	$ 228,901.49	100.00	40	01-Nov-06	24339256
448	33230152	33230152	$ 219,900.00	100.00	40	01-Nov-06	24339244
449	33281536	33281536	$ 153,303.18	100.00	40	01-Nov-06	24339252
450	33305210	33305210	$ 199,791.84	100.00	40	01-Nov-06	24339267
451	33341314	33341314	$ 239,941.00	100.00	40	01-Nov-06	24339275
452	33354358	33354358	$ 180,000.00	90.00	34	01-Nov-06	24339246
453	38306890	38306890	$ 179,797.41	100.00	40	01-Nov-06	24339284
454	38701595	38701595	$ 153,531.42	100.00	40	01-Nov-06	24339254
455	38720801	38720801	$ 195,000.00	100.00	40	01-Nov-06	24339294
456	38810495	38810495	$ 110,000.00	100.00	40	01-Nov-06	24339247
457	38823530	38823530	$ 158,000.00	100.00	40	01-Nov-06	24339277
458	38836961	38836961	$ 152,432.11	100.00	40	01-Nov-06	24339291
459	38860102	38860102	$ 137,844.69	100.00	40	01-Nov-06	24339261
460	38866620	38866620	$ 185,000.00	100.00	40	01-Nov-06	24339293
461	38888368	38888368	$ 148,914.27	100.00	40	01-Nov-06	24339263
462	38889721	38889721	$ 209,669.82	100.00	40	01-Nov-06	24339260
463	38898987	38898987	$ 229,860.66	100.00	40	01-Nov-06	24339286
464	38906624	38906624	$ 330,000.00	100.00	40	01-Nov-06	24339236
465	38908687	38908687	$ 100,000.00	100.00	40	01-Nov-06	24339273
466	38938924	38938924	$ 277,500.00	100.00	40	01-Nov-06	24339298
467	38939914	38939914	$ 122,054.90	100.00	40	01-Nov-06	24339279
468	38942009	38942009	$ 54,432.01	100.00	40	01-Nov-06	24339278
469	38945903	38945903	$ 289,500.00	100.00	40	01-Nov-06	24339259
470	38949673	38949673	$ 235,000.00	100.00	40	01-Nov-06	24339292
471	38955589	38955589	$ 216,166.39	100.00	40	01-Nov-06	24339253
472	38976635	38976635	$ 204,950.20	100.00	40	01-Nov-06	24339237
473	39018437	39018437	$ 225,910.02	99.78	40	01-Nov-06	24339262

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
474	39024187	39024187	$ 232,000.00	100.00	40	01-Nov-06	24339274
475	39025432	39025432	$ 164,900.00	99.94	40	01-Nov-06	24339281
476	39041710	39041710	$ 269,930.65	100.00	40	01-Nov-06	24339241
477	39046370	39046370	$ 127,035.81	100.00	40	01-Nov-06	24339287
478	39062146	39062146	$ 184,741.85	100.00	40	01-Nov-06	24339280
479	39080692	39080692	$ 126,954.71	100.00	40	01-Nov-06	24339289
480	39084470	39084470	$ 341,509.33	100.00	40	01-Nov-06	24339248
481	39091715	39091715	$ 139,500.00	100.00	40	01-Nov-06	24339249
482	39120936	39120936	$ 129,000.00	84.87	30	01-Nov-06	24339283
483	39123690	39123690	$ 139,917.34	100.00	40	01-Nov-06	24339250
484	39136742	39136742	$ 159,000.00	100.00	40	01-Nov-06	24339240
485	39139779	39139779	$ 190,000.00	100.00	40	01-Nov-06	24339266
486	39151048	39151048	$ 164,660.68	90.00	34	01-Nov-06	24339264
487	39152483	39152483	$ 339,915.81	85.00	30	01-Nov-06	24339290
488	39152988	39152988	$ 319,399.40	100.00	40	01-Nov-06	24339288
489	39159926	39159926	$ 159,628.60	90.00	34	01-Nov-06	24339242
490	39166103	39166103	$ 128,900.00	100.00	40	01-Nov-06	24339269
491	39167523	39167523	$ 186,900.48	100.00	40	01-Nov-06	24339282
492	39175161	39175161	$ 142,908.81	100.00	40	01-Nov-06	24339251
493	39181482	39181482	$ 295,961.85	90.00	34	01-Nov-06	24339265
494	39224621	39224621	$ 152,356.00	100.00	40	01-Nov-06	24339296
495	39246699	39246699	$ 280,000.00	100.00	40	01-Nov-06	24339268
496	39302369	39302369	$ 225,750.00	100.00	40	01-Nov-06	24339257
497	39307764	39307764	$ 114,956.70	100.00	40	01-Nov-06	24339243
498	39319132	39319132	$ 121,320.00	90.00	34	01-Nov-06	24339258
499	39380712	39380712	$ 190,000.00	100.00	40	01-Nov-06	24339270
500	39407572	39407572	$ 154,900.00	100.00	40	01-Nov-06	24339271
501	121214910	121214910	$ 358,848.08	84.71	30	01-Nov-06	24339276
502	121793103	128120380	$ 177,505.31	85.00	30	01-Nov-06	24339400
503	121793541	128274567	$ 197,561.59	90.00	34	01-Nov-06	24339382
504	122511611	128334855	$ 162,580.72	84.46	29	01-Nov-06	24339482
505	121793848	128401295	$ 171,084.11	84.99	30	01-Nov-06	24339362
506	121793947	128430002	$ 129,675.00	95.00	37	01-Nov-06	24339319
507	121794010	128458550	$ 152,830.18	88.44	33	01-Nov-06	24339401
508	121794143	128516725	$ 206,665.53	88.46	33	01-Nov-06	24339473
509	121794176	128524814	$ 85,268.21	90.00	34	01-Nov-06	24339363
510	121794580	128714166	$ 199,905.27	89.33	33	01-Nov-06	24339418
511	121794721	128767269	$ 118,560.81	95.00	37	01-Nov-06	24339474
512	122511686	128769813	$ 152,667.34	90.00	34	01-Nov-06	24339456
513	121794895	128818955	$ 205,200.00	90.00	34	01-Nov-06	24339419
514	122511819	128973399	$ 188,876.39	90.00	34	01-Nov-06	24339336
515	122512080	129210508	$ 164,569.37	90.49	34	01-Nov-06	24339373
516	122512205	129289966	$ 112,289.82	90.00	34	01-Nov-06	24339390

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
517	122512395	129390643	$ 164,835.24	90.00	34	01-Nov-06	24339458
518	122512817	129658788	$ 55,971.83	100.00	40	01-Nov-06	24339408
519	122512924	129737342	$ 449,660.91	90.00	34	01-Nov-06	24339431
520	122513211	129839603	$ 296,318.51	90.00	34	01-Nov-06	24339374
521	122513468	130005352	$ 157,325.68	90.00	34	01-Nov-06	24339432
522	121796312	134947731	$ 142,957.73	93.66	36	01-Nov-06	24339320
523	121796619	135359164	$ 107,748.71	81.82	27	01-Nov-06	24339343
524	121797187	136227251	$ 226,449.85	95.00	37	01-Nov-06	24339383
525	122513849	136334218	$ 207,335.04	86.14	31	01-Nov-06	24339407
526	121797575	136454188	$ 319,615.32	90.00	34	01-Nov-06	24339321
527	121797666	136461608	$ 207,553.14	87.87	32	01-Nov-06	24339445
528	121797708	136487069	$ 241,719.95	94.90	37	01-Nov-06	24339420
529	121797773	136533502	$ 386,518.79	90.00	34	01-Nov-06	24339421
530	121798441	136969092	$ 133,356.25	84.49	29	01-Nov-06	24339322
531	121798789	137087899	$ 156,864.87	81.48	27	01-Nov-06	24339422
532	121798979	137127769	$ 156,801.73	85.00	30	01-Nov-06	24339423
533	121799100	137208624	$ 192,756.04	87.85	32	01-Nov-06	24339364
534	121799415	137298891	$ 314,500.00	85.00	30	01-Nov-06	24339443
535	121799571	137369482	$ 471,933.13	88.32	33	01-Nov-06	24339365
536	121800239	137511698	$ 159,344.45	85.00	30	01-Nov-06	24339424
537	121800882	137719862	$ 118,360.72	95.00	37	01-Nov-06	24339499
538	121801401	137832314	$ 161,558.51	90.00	34	01-Nov-06	24339425
539	121801476	137835390	$ 268,635.90	87.80	32	01-Nov-06	24339475
540	121801716	137921096	$ 188,474.08	84.75	30	01-Nov-06	24339497
541	121801740	137921976	$ 326,901.51	86.18	31	01-Nov-06	24339323
542	121802060	137974737	$ 169,619.15	85.00	30	01-Nov-06	24339366
543	121802664	138065582	$ 345,823.86	81.65	27	01-Nov-06	24339442
544	121803647	138226057	$ 350,547.67	85.61	30	01-Nov-06	24339402
545	121803860	138316845	$ 197,515.07	90.00	34	01-Nov-06	24339476
546	121803902	138319064	$ 253,995.51	90.00	34	01-Nov-06	24339446
547	122514219	138347080	$ 202,240.31	90.00	34	01-Nov-06	24339346
548	121804074	138348616	$ 261,463.78	82.65	28	01-Nov-06	24339477
549	121804140	138356000	$ 408,843.57	89.61	34	01-Nov-06	24339384
550	121804314	138388975	$ 158,529.85	85.00	30	01-Nov-06	24339426
551	121804488	138395574	$ 385,679.62	90.00	34	01-Nov-06	24339361
552	121804496	138395678	$ 210,297.45	82.75	28	01-Nov-06	24339367
553	122514243	138433435	$ 586,531.68	85.00	30	01-Nov-06	24339471
554	122514276	138521424	$ 594,000.00	84.86	30	01-Nov-06	24339457
555	121805212	138527172	$ 398,095.30	84.89	30	01-Nov-06	24339447
556	121805261	138529105	$ 259,258.85	86.67	31	01-Nov-06	24339324
557	122514300	138700352	$ 497,716.43	84.58	30	01-Nov-06	24339375
558	121805428	138711758	$ 173,854.89	85.00	30	01-Nov-06	24339427
559	121805451	138712628	$ 156,178.85	90.00	34	01-Nov-06	24339472

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
560	121805998	138803345	$ 139,639.23	100.00	40	01-Nov-06	24339403
561	122514391	138836689	$ 175,047.61	81.51	27	01-Nov-06	24339376
562	121806681	138904219	$ 345,512.24	90.00	34	01-Nov-06	24339448
563	121806806	138937370	$ 186,232.39	100.00	40	01-Nov-06	24339368
564	121806830	138960874	$ 188,393.50	86.70	31	01-Nov-06	24339498
565	121806889	138971956	$ 287,477.27	87.27	32	01-Nov-06	24339385
566	121806897	138972332	$ 296,675.57	90.00	34	01-Nov-06	24339325
567	122514581	139107898	$ 503,763.23	84.17	29	01-Nov-06	24339409
568	121808505	139167970	$ 275,472.06	86.61	31	01-Nov-06	24339449
569	121808554	139168154	$ 288,139.17	88.92	33	01-Nov-06	24339369
570	121808778	139182293	$ 224,448.93	86.54	31	01-Nov-06	24339326
571	121808893	139202076	$ 229,454.12	95.00	37	01-Nov-06	24339327
572	121808984	139228715	$ 142,676.45	84.00	29	01-Nov-06	24339450
573	121809040	139231142	$ 336,673.46	90.00	34	01-Nov-06	24339328
574	121809198	139255721	$ 189,079.67	89.00	33	01-Nov-06	24339451
575	122514771	139273938	$ 515,474.42	90.54	34	01-Nov-06	24339347
576	121809693	139313429	$ 386,052.19	90.00	34	01-Nov-06	24339428
577	121810097	139362462	$ 155,019.09	85.00	30	01-Nov-06	24339329
578	121810220	139384969	$ 114,594.75	94.96	37	01-Nov-06	24339429
579	122514805	139388756	$ 67,827.84	97.00	39	01-Nov-06	24339483
580	121810451	139428355	$ 339,839.65	84.91	30	01-Nov-06	24339386
581	121810543	139433437	$ 335,141.37	89.65	34	01-Nov-06	24339452
582	121811111	139505305	$ 449,962.21	90.00	34	01-Nov-06	24339453
583	121811236	139515014	$ 137,429.51	95.00	37	01-Nov-06	24339387
584	121811251	139515054	$ 202,500.00	90.00	34	01-Nov-06	24339404
585	121811400	139545639	$ 128,013.20	82.84	28	01-Nov-06	24339330
586	121811467	139547528	$ 393,234.90	89.57	34	01-Nov-06	24339454
587	121811681	139611236	$ 120,671.97	84.03	29	01-Nov-06	24339388
588	121811772	139619636	$ 399,512.49	87.91	32	01-Nov-06	24339331
589	122514987	139634649	$ 109,872.96	82.71	28	01-Nov-06	24339396
590	121812101	139659704	$ 105,450.00	95.00	37	01-Nov-06	24339370
591	122515000	139666212	$ 588,150.07	87.27	32	01-Nov-06	24339484
592	121812366	139718871	$ 107,735.49	83.08	28	01-Nov-06	24339398
593	121812564	139742511	$ 193,499.99	90.00	34	01-Nov-06	24339344
594	122515117	139882868	$ 80,003.50	91.02	35	01-Nov-06	24339414
595	121813786	139902125	$ 280,018.30	85.00	30	01-Nov-06	24339332
596	121814040	139932849	$ 407,695.17	95.00	37	01-Nov-06	24339417
597	121814172	139945273	$ 373,602.12	90.00	34	01-Nov-06	24339455
598	121814883	140012511	$ 343,229.70	85.00	30	01-Nov-06	24339405
599	121814966	140029106	$ 201,908.15	90.00	34	01-Nov-06	24339478
600	121815179	140049457	$ 181,526.21	100.00	40	01-Nov-06	24339479
601	121815351	140068451	$ 208,301.57	90.00	34	01-Nov-06	24339360
602	122515364	140071330	$ 589,000.00	89.92	34	01-Nov-06	24339377

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
603	121815526	140109726	$ 371,550.49	82.67	28	01-Nov-06	24339333
604	121815872	140141514	$ 152,438.26	85.00	30	01-Nov-06	24339345
605	121816136	140201876	$ 299,848.64	89.85	34	01-Nov-06	24339371
606	121816185	140202292	$ 246,924.11	90.00	34	01-Nov-06	24339430
607	122515588	140270776	$ 594,000.00	90.00	34	01-Nov-06	24339348
608	121816631	140326410	$ 110,508.26	90.00	34	01-Nov-06	24339481
609	122515695	140434170	$ 105,161.77	90.00	34	01-Nov-06	24339444
610	122515752	140449301	$ 109,039.55	95.00	37	01-Nov-06	24339433
611	121817415	140472936	$ 203,000.00	89.04	33	01-Nov-06	24339372
612	122515794	140484259	$ 475,541.52	89.95	34	01-Nov-06	24339459
613	121817514	140519853	$ 224,237.36	90.00	34	01-Nov-06	24339334
614	122515877	140558550	$ 185,183.85	90.00	34	01-Nov-06	24339338
615	122515927	140564953	$ 199,920.76	89.00	33	01-Nov-06	24339337
616	122516024	140640403	$ 598,265.86	88.89	33	01-Nov-06	24339339
617	122516057	140642895	$ 105,018.32	89.92	34	01-Nov-06	24339410
618	121818140	140684208	$ 234,402.96	82.46	28	01-Nov-06	24339406
619	122516347	140833290	$ 199,525.21	85.00	30	01-Nov-06	24339350
620	121818710	140883284	$ 146,878.15	95.00	37	01-Nov-06	24339335
621	122517121	141323792	$ 119,680.27	85.00	30	01-Nov-06	24339440
622	121818975	141328228	$ 199,750.00	85.00	30	01-Nov-06	24339389
623	122517279	141418490	$ 77,953.46	100.00	40	01-Nov-06	24339485
624	122517303	141452781	$ 530,703.82	83.00	28	01-Nov-06	24339435
625	122517329	141453181	$ 108,495.21	94.48	37	01-Nov-06	24339486
626	122517444	141510833	$ 134,766.77	95.00	37	01-Nov-06	24339351
627	122517543	141605068	$ 109,851.89	83.97	29	01-Nov-06	24339460
628	122517675	141631502	$ 256,127.52	90.00	34	01-Nov-06	24339434
629	122517766	141633692	$ 249,717.66	89.29	33	01-Nov-06	24339391
630	122517790	141634407	$ 314,764.74	84.28	29	01-Nov-06	24339349
631	122517923	141681081	$ 166,500.00	90.00	34	01-Nov-06	24339352
632	122518244	141859043	$ 117,300.00	85.00	30	01-Nov-06	24339461
633	122518517	141947757	$ 126,948.45	90.00	34	01-Nov-06	24339462
634	122518731	142052469	$ 536,002.62	83.64	29	01-Nov-06	24339392
635	122518855	142123543	$ 176,497.68	85.00	30	01-Nov-06	24339436
636	122518970	142157035	$ 168,977.89	90.00	34	01-Nov-06	24339353
637	122519135	142174042	$ 163,878.93	82.00	27	01-Nov-06	24339463
638	122519192	142204571	$ 538,847.38	90.00	34	01-Nov-06	24339378
639	122519358	142247169	$ 166,400.00	89.95	34	01-Nov-06	24339340
640	122519440	142265558	$ 104,387.09	95.00	37	01-Nov-06	24339354
641	122519499	142276417	$ 108,446.55	89.02	33	01-Nov-06	24339487
642	122519663	142339288	$ 103,364.14	86.25	31	01-Nov-06	24339416
643	122519739	142348664	$ 162,791.42	87.17	32	01-Nov-06	24339341
644	122519853	142389204	$ 165,459.39	84.97	30	01-Nov-06	24339437
645	122520182	142440562	$ 102,396.08	82.00	27	01-Nov-06	24339494

MGIC Master Policy 22-590-4-3685 Certificate Schedule

	ALoan Number	Sloan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage	Coverage Effective Date	MGIC Certificate Number
646	122520216	142441948	$ 577,542.59	85.00	30	01-Nov-06	24339411
647	122520232	142442843	$ 274,620.26	84.36	29	01-Nov-06	24339397
648	122520240	142447126	$ 120,549.43	85.00	30	01-Nov-06	24339488
649	122520281	142491615	$ 174,991.84	85.00	30	01-Nov-06	24339465
650	122520356	142536705	$ 202,160.44	90.00	34	01-Nov-06	24339495
651	122520562	142552409	$ 221,774.30	88.10	32	01-Nov-06	24339496
652	122520620	142603490	$ 80,525.14	85.00	30	01-Nov-06	24339466
653	122520745	142635217	$ 144,284.86	85.00	30	01-Nov-06	24339342
654	122520893	142662687	$ 123,405.67	94.27	37	01-Nov-06	24339467
655	122521040	142730162	$ 139,375.62	90.00	34	01-Nov-06	24339441
656	122521123	142745918	$ 134,827.24	90.00	34	01-Nov-06	24339489
657	122521263	142893381	$ 157,293.26	90.00	34	01-Nov-06	24339468
658	122521289	142894925	$ 188,792.75	90.00	34	01-Nov-06	24339355
659	122521321	142895542	$ 159,799.87	87.43	32	01-Nov-06	24339469
660	122521362	142913183	$ 139,425.24	90.00	34	01-Nov-06	24339464
661	122521487	142928007	$ 178,352.83	85.00	30	01-Nov-06	24339379
662	122521701	143000746	$ 85,325.82	95.00	37	01-Nov-06	24339490
663	122521792	143022246	$ 121,500.00	90.00	34	01-Nov-06	24339412
664	122521834	143026865	$ 592,000.00	84.57	30	01-Nov-06	24339393
665	122522238	143166574	$ 131,205.18	85.00	30	01-Nov-06	24339356
666	122522295	143174015	$ 125,700.61	100.00	40	01-Nov-06	24339380
667	122522485	143200356	$ 182,706.45	87.14	32	01-Nov-06	24339438
668	122522824	143254229	$ 51,467.65	100.00	40	01-Nov-06	24339415
669	122523111	143375734	$ 488,172.61	84.96	30	01-Nov-06	24339491
670	122523368	143416507	$ 375,754.20	90.00	34	01-Nov-06	24339357
671	122523533	143462805	$ 130,353.14	90.00	34	01-Nov-06	24339413
672	122523681	143522632	$ 247,214.18	90.00	34	01-Nov-06	24339358
673	122523855	143549346	$ 220,833.47	81.85	27	01-Nov-06	24339394
674	122523913	143550786	$ 389,697.77	84.78	30	01-Nov-06	24339359
675	122523954	143563537	$ 148,337.17	90.00	34	01-Nov-06	24339493
676	122524150	143742255	$ 256,171.75	90.00	34	01-Nov-06	24339470
677	122524184	143778209	$ 305,443.54	85.00	30	01-Nov-06	24339395
678	122524341	143877378	$ 138,894.87	99.29	40	01-Nov-06	24339439
679	122524606	144126832	$ 242,704.54	90.00	34	01-Nov-06	24339492
680	122524754	144368223	$ 153,744.77	95.00	37	01-Nov-06	24339381
681	122524838	144588507	$ 292,009.53	90.00	34	01-Nov-06	24339399

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201

Declaration Page for Use With
Mortgage Guaranty Select Master Policy for
Multiple Loan Transactions

Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

Insured's Name and Mailing Address:	Master Policy Number:
U.S. Bank N.A. as Trustee for SASCO Mortgage	22-590-4-3685
Pass-Through Certificates, Series 2006-BC4
60 Livingston Avenue	Effective Date of Policy:
Saint Paul, Minnesota 55107	November 1, 2006

Security: Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4

Includes Terms and Conditions #71-70283 (2/05)

Includes Endorsement(s):    #71-70285 (7/05)

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

___________________________________________________________________

Authorized Representative
Steven M. Thompson, Vice President

Form #71-70282 (2/06)

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201

Endorsement to Mortgage Guaranty
Select Master Policy for Multiple Loan
Transactions
(Limitation on Rescission, Cancellation and
Denial)

Insured's Name and Mailing Address:	Master Policy Number:
U.S. Bank N.A. as Trustee for SASCO Mortgage	22-590-4-3685
Pass-Through Certificates, Series 2006-BC4
60 Livingston Avenue	Effective Date of Endorsement:
Saint Paul, Minnesota 55107	November 1, 2006

Security: Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4

The purpose of this Endorsement is to amend terms and conditions of the Policy as provided herein with respect to Loans insured under it. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan, but with the Policy amended by adding the following new Section 2.13 to the Policy:

2.13 Limitation on the Company’s Rescission or Cancellation of Coverage or Denial of Claim -
Notwithstanding any provision in this Policy to the contrary, the Company may establish limitations (in the form of dollar amounts or number of Loans, and such other terms and conditions as the Company may establish) on the Company’s right to cancel or rescind coverage on a Loan or to deny in whole or in part a Claim on a Loan on the basis of Sections 2.3, 2.12, 4.2, 4.3, 4.11, 5.5 (c) or 5.8 (b) of this Policy. Notwithstanding the foregoing, nothing in this Section 2.13 shall be construed to extend coverage to any Default on a Loan occurring after lapse or cancellation of coverage of the Loan under this Policy.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Form #71-70285 (7/05)	Page 1 of 1